Exhibit (17)(b)(i)

Eaton Vance
Investment Managers

EDUCATION

Annual Report March 31, 2010

EATON VANCE LIMITED MATURITY MUNICIPAL INCOME FUNDS

California

Massachusetts

New Jersey

New York

Pennsylvania

IMPORTANT NOTICES REGARDING PRIVACY, DELIVERY OF SHAREHOLDER DOCUMENTS, PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage:  www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Limited Maturity Municipal Income Funds a s o f M a r c h 3 1 , 2 0 1 0
T A B L E O F C O N T E N T S

Management’s Discussion of Fund Performance	2

Performance Information and Portfolio Composition
California	3
Massachusetts	5
New Jersey.	7
New York	9
Pennsylvania	11

Fund Expenses	13

Financial Statements	16

Federal Tax Information.	66

Board of Trustees’ Annual Approval
of the Investment Advisory Agreements	67

Management and Organization	70

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Economic and Market Conditions

During the year ending March 31, 2010, the U.S. economy and the capital markets remained relatively stable, despite continued high unemployment and concerns over the U.S. budget. After contracting slightly in the second quarter of 2009, the U.S. economy grew at annualized rates of 2.2% and 5.7% in the third and fourth quarters of 2009, respectively, and an estimated 3.2% in the first quarter of 2010, according to the U.S. Department of Commerce.

During the 12-month period, the municipal bond market continued to post solid positive performance, driven by demand from investors seeking tax-free income. The Funds’ primary benchmark, the Barclays Capital 7-Year Municipal Bond Index (the Index)—an unmanaged index of intermediate-maturity municipal obligations—gained 6.49% for the period.1 The appetite for municipal bonds continued to be buoyed by provisions in the American Recovery and Reinvestment Act of 2009 aimed at supporting the municipal market. The new Build America Bond program gave municipal issuers broader access to the taxable debt markets, providing the potential for lower net borrowing costs and reducing the supply of traditional tax-exempt bonds. The federal stimulus program also provided direct cash subsidies to municipalities that were facing record budget deficits. The result of these events was a rally in the latter half of 2009 for the sector as yields fell and prices rose across the yield curve. In the first three months of 2010, the market has been relatively unchanged.

Management Discussion

During the year ending March 31, 2010, the Funds’ Class A shares at net asset value outperformed the Index and their Lipper peer group averages.1 Management’s relative value approach worked well during this period, as bonds that we felt were oversold were acquired during the market’s low points and performed well when the market recovered. In addition, the Funds were diversified across the yield curve, providing exposure to longer-maturity bonds within the intermediate-maturity spectrum. These longer bonds outperformed as investors found short-term yields unacceptable and moved into the intermediate sector; as a result, the Funds’ exposure to these securities contributed to their outperformance. Finally, management’s investment down the credit spectrum and higher allocations to revenue bonds also contributed positively to the Funds’ relative performance.

As we move ahead, we recognize that many state and local governments face significant budget deficits that are driven primarily by a steep decline in tax revenues. We will continue to monitor any new developments as state and local officials formulate solutions to address these fiscal problems. As in all environments, we maintain our long-term perspective on the markets against the backdrop of relatively short periods of market volatility. We will continue to actively manage the Funds with the same income-focused, relative value approach we have always employed. We believe that this approach, which is based on credit research and decades of experience in the municipal market, will serve municipal investors well over the long term.

Effective December 1, 2009, each Fund changed its name from Eaton Vance [State] Limited Maturity Municipals Fund to Eaton Vance [State] Limited Maturity Municipal Income Fund.

1 It is not possible to invest directly in an Index or a Lipper classification. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total returns are the average total returns, at net asset value, of the funds that are in the same Lipper Classification as the Funds.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Funds’ current or future investments and may change due to active management.

EatonVanceCaliforniaLimitedMaturityMunicipalIncomeFund a s o f M a r c h 3 1 , 2 0 1 0
P E R F O R M A N C E I N F O R M AT I O N

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital 7-Year Municipal Bond Index, an unmanaged market index of intermediate-maturity municipal obligations. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Barclays Capital 7-Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C
Share Class Symbol	EXCAX	ELCAX	EZCAX
Average Annual Total Returns (at net asset value)
One Year	11.04%	10.26%	10.25%
Five Years	3.07	2.30	2.29
10 Years	4.17	3.37	N.A.
Life of Fund†	4.09	3.57	2.18
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	8.59%	7.26%	9.25%
Five Years	2.60	2.30	2.29
10 Years	3.93	3.37	N.A.
Life of Fund†	3.92	3.57	2.18
† Inception dates: Class A: 6/27/96; Class B: 5/29/92; Class C: 3/23/05

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	0.94%	1.70%	1.70%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	3.75%	3.02%	3.02%
Taxable-Equivalent Distribution Rate[3,4]	6.45	5.19	5.19
SEC 30-day Yield[5]	2.66	1.97	1.98
Taxable-Equivalent SEC 30-day Yield[4,5]	4.58	3.39	3.41

Index Performance[6] (Average Annual Total Returns)
Barclays Capital 7-Year Municipal Bond Index
One Year	6.49%
Five Years	5.05
10 Years	5.55

Lipper Averages[7] (Average Annual Total Returns)
Lipper California Intermediate Municipal Debt Funds Classification
One Year	7.98%
Five Years	3.44
10 Years	4.26

Portfolio Manager: Cynthia J. Clemson

Comparison of Change in Value of a $10,000 Investment in Eaton Vance California Limited Maturity Municipal Income Fund Class B vs. Barclays Capital 7-Year Municipal Bond Index*

*Source: Lipper, Inc. Class B of the Fund commenced investment operations on 5/29/92.

A $10,000 hypothetical investment at net asset value in Class A on 3/31/00 and Class C on 3/23/05 (commencement of operations), would have been valued at $15,042 ($14,709 at the maximum offering price) and $11,143, respectively, on 3/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Bond values decline as interest rates rise. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 3% - 1st year; 2.5% - 2nd year; 2% - 3rd year; 1% - 4th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 8/1/09. 3 The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the net asset value at the end of the period. 4 Taxable-equivalent figures assume a maximum 41.86% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper California Intermediate Municipal Debt Funds Classification contained 41, 39 and 24 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

EatonVanceCaliforniaLimitedMaturityMunicipalIncomeFund a s o f M a r c h 3 1 , 2 0 1 0
P O R T F O L I O C O M P O S I T I O N

Rating Distribution[1]
By total investments

1 Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

Fund Statistics

• Number of Issues:	60
• Average Maturity:	9.0 years
• Average Effective Maturity:	6.7 years
• Average Call Protection:	6.1 years
• Average Dollar Price:	$103.07

EatonVanceMassachusettsLimitedMaturityMunicipalIncomeFund a s o f M a r c h 3 1 , 2 0 1 0
P E R F O R M A N C E I N F O R M AT I O N

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital 7-Year Municipal Bond Index, an unmanaged market index of intermediate-maturity municipal obligations. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Barclays Capital 7-Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C
Share Class Symbol	EXMAX	ELMAX	EZMAX
Average Annual Total Returns (at net asset value)
One Year	8.83%	7.94%	8.05%
Five Years	3.40	2.63	2.66
10 Years	4.29	3.49	3.51
Life of Fund†	4.14	3.60	3.18
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	6.38%	4.94%	7.05%
Five Years	2.94	2.63	2.66
10 Years	4.06	3.49	3.51
Life of Fund†	3.97	3.60	3.18
† Inception dates: Class A: 6/27/96; Class B: 6/1/92; Class C: 12/8/93

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	0.85%	1.60%	1.60%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	3.54%	2.81%	2.81%
Taxable-Equivalent Distribution Rate[3,4]	5.75	4.57	4.57
SEC 30-day Yield[5]	2.31	1.61	1.61
Taxable-Equivalent SEC 30-day Yield[4,5]	3.75	2.62	2.62

Index Performance[6] (Average Annual Total Returns)
Barclays Capital 7-Year Municipal Bond Index
One Year	6.49%
Five Years	5.05
10 Years	5.55

Lipper Averages[7] (Average Annual Total Returns)
Lipper Massachusetts Intermediate Municipal Debt Funds Classification
One Year	8.03%
Five Years	3.76
10 Years	4.43

Portfolio Manager: William H. Ahern, Jr., CFA

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Massachusetts Limited Maturity Municipal Income Fund Class B vs. Barclays Capital 7-Year Municipal Bond Index*

*Source: Lipper, Inc. Class B of the Fund commenced investment operations on 6/1/92.

A $10,000 hypothetical investment at net asset value in Class A and Class C on 3/31/00 would have been valued at $15,229 ($14,891 at the maximum offering price) and $14,126, respectively, on 3/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Bond values decline as interest rates rise. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 3% - 1st year; 2.5% - 2nd year; 2% - 3rd year; 1% - 4th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 8/1/09. 3 The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the net asset value at the end of the period. 4 Taxable-equivalent figures assume a maximum 38.45% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Massachusetts Intermediate Municipal Debt Funds Classification contained 16, 16 and 9 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

EatonVanceMassachusettsLimitedMaturityMunicipalIncomeFund a s o f M a r c h 3 1 , 2 0 1 0
P O R T F O L I O C O M P O S I T I O N

Rating Distribution[1]
By total investments

1 Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

Fund Statistics

• Number of Issues:	71
• Average Maturity:	9.4 years
• Average Effective Maturity:	7.4 years
• Average Call Protection:	7.0 years
• Average Dollar Price:	$108.13

EatonVanceNewJerseyLimitedMaturityMunicipalIncomeFund a s o f M a r c h 3 1 , 2 0 1 0
P E R F O R M A N C E I N F O R M AT I O N

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital 7-Year Municipal Bond Index, an unmanaged market index of intermediate-maturity municipal obligations. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Barclays Capital 7-Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C
Share Class Symbol	EXNJX	ELNJX	EZNJX
Average Annual Total Returns (at net asset value)
One Year	9.05%	8.15%	8.15%
Five Years	3.53	2.75	N.A.
10 Years	4.19	3.40	N.A.
Life of Fund†	4.15	3.61	2.61
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	6.58%	5.15%	7.15%
Five Years	3.06	2.75	N.A.
10 Years	3.95	3.40	N.A.
Life of Fund†	3.97	3.61	2.61
† Inception dates: Class A: 6/27/96; Class B: 6/1/92; Class C: 8/1/06

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	0.89%	1.64%	1.64%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	3.45%	2.72%	2.73%
Taxable-Equivalent Distribution Rate[3,4]	5.95	4.69	4.71
SEC 30-day Yield[5]	2.32	1.62	1.62
Taxable-Equivalent SEC 30-day Yield[4,5]	4.00	2.79	2.79

Index Performance[6] (Average Annual Total Returns)
Barclays Capital 7-Year Municipal Bond Index
One Year	6.49%
Five Years	5.05
10 Years	5.55

Lipper Averages[7] (Average Annual Total Returns)
Lipper Other States Intermediate Municipal Debt Funds Classification
One Year	6.18%
Five Years	3.52
10 Years	4.22

Portfolio Manager: Craig R. Brandon, CFA

Comparison of Change in Value of a $10,000 Investment in Eaton Vance New Jersey Limited Maturity Municipal Income Fund Class B vs. Barclays Capital 7-Year Municipal Bond Index*

*Source: Lipper, Inc. Class B of the Fund commenced investment operations on 6/1/92.

A $10,000 hypothetical investment at net asset value in Class A on 3/31/00 and Class C on 8/1/06 (commencement of operations) would have been valued at $15,078 ($14,731 at the maximum offering price) and $10,993, respectively, on 3/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Bond values decline as interest rates rise. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 3% - 1st year; 2.5% - 2nd year; 2% - 3rd year; 1% - 4th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 8/1/09. 3 The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the net asset value at the end of the period. 4 Taxable-equivalent figures assume a maximum 41.99% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Intermediate Municipal Debt Funds Classification contained 110, 107 and 80 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

EatonVanceNewJerseyLimitedMaturityMunicipalIncomeFund a s o f M a r c h 3 1 , 2 0 1 0
P O R T F O L I O C O M P O S I T I O N

Rating Distribution[1]
By total investments

1 Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

Fund Statistics

• Number of Issues:	62
• Average Maturity:	8.9 years
• Average Effective Maturity:	7.7 years
• Average Call Protection:	7.2 years
• Average Dollar Price:	$107.72

EatonVanceNewYorkLimitedMaturityMunicipalIncomeFund a s o f M a r c h 3 1 , 2 0 1 0
P E R F O R M A N C E I N F O R M AT I O N

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital 7-Year Municipal Bond Index, an unmanaged market index of intermediate-maturity municipal obligations. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Barclays Capital 7-Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C
Share Class Symbol	EXNYX	ELNYX	EZNYX
Average Annual Total Returns (at net asset value)
One Year	10.72%	9.92%	9.92%
Five Years	3.15	2.37	2.38
10 Years	4.18	3.38	3.39
Life of Fund†	4.28	3.74	3.26
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	8.23%	6.92%	8.92%
Five Years	2.69	2.37	2.38
10 Years	3.94	3.38	3.39
Life of Fund†	4.11	3.74	3.26
† Inception dates: Class A: 6/27/96; Class B: 5/29/92; Class C: 12/8/93

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	0.80%	1.55%	1.55%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	3.60%	2.86%	2.86%
Taxable-Equivalent Distribution Rate[3,4]	6.08	4.83	4.83
SEC 30-day Yield[5]	2.66	1.97	1.97
Taxable-Equivalent SEC 30-day Yield[4,5]	4.50	3.33	3.33

Index Performance[6] (Average Annual Total Returns)
Barclays Capital 7-Year Municipal Bond Index
One Year	6.49%
Five Years	5.05
10 Years	5.55

Lipper Averages[7] (Average Annual Total Returns)
Lipper New York Intermediate Municipal Debt Funds Classification
One Year	7.64%
Five Years	3.50
10 Years	4.40

Portfolio Manager: William H. Ahern, Jr., CFA

Comparison of Change in Value of a $10,000 Investment in Eaton Vance New York Limited Maturity Municipal Income Fund Class B vs. Barclays Capital 7-Year Municipal Bond Index*

*Source: Lipper, Inc. Class B of the Fund commenced investment operations on 5/29/92.

A $10,000 hypothetical investment at net asset value in Class A and Class C on 3/31/00 would have been valued at $15,059 ($14,721 at the maximum offering price) and $13,963, respectively, on 3/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Bond values decline as interest rates rise. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 3% - 1st year; 2.5% - 2nd year; 2% - 3rd year; 1% - 4th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 8/1/09. 3 The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the net asset value at the end of the period. 4 Taxable-equivalent figures assume a maximum 40.83% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper New York Intermediate Municipal Debt Funds Classification contained 34, 32 and 17 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

EatonVanceNewYorkLimitedMaturityMunicipalIncomeFund a s o f M a r c h 3 1 , 2 0 1 0
P O R T F O L I O C O M P O S I T I O N

Rating Distribution[1]
By total investments

1 Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

Fund Statistics

• Number of Issues:	83
• Average Maturity:	9.5 years
• Average Effective Maturity:	7.1 years
• Average Call Protection:	6.5 years
• Average Dollar Price:	$107.12

EatonVancePennsylvaniaLimitedMaturityMunicipalIncomeFund a s o f M a r c h 3 1 , 2 0 1 0
P E R F O R M A N C E I N F O R M AT I O N

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital 7-Year Municipal Bond Index, an unmanaged market index of intermediate-maturity municipal obligations. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Barclays Capital 7-Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C
Share Class Symbol	EXPNX	ELPNX	EZPNX
Average Annual Total Returns (at net asset value)
One Year	7.49%	6.70%	6.78%
Five Years	3.48	2.71	2.70
10 Years	4.32	3.53	3.54
Life of Fund†	4.27	3.76	3.27
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	5.11%	3.70%	5.78%
Five Years	3.01	2.71	2.70
10 Years	4.08	3.53	3.54
Life of Fund†	4.10	3.76	3.27
† Inception dates: Class A: 6/27/96; Class B: 6/1/92; Class C: 12/8/93

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	0.87%	1.62%	1.62%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	3.76%	3.01%	3.01%
Taxable-Equivalent Distribution Rate[3,4]	5.97	4.78	4.78
SEC 30-day Yield[5]	2.41	1.69	1.70
Taxable-Equivalent SEC 30-day Yield[4,5]	3.83	2.68	2.70

Index Performance[6] (Average Annual Total Returns)
Barclays Capital 7-Year Municipal Bond Index
One Year	6.49%
Five Years	5.05
10 Years	5.55

Lipper Averages[7] (Average Annual Total Returns)
Lipper Other States Intermediate Municipal Debt Funds Classification
One Year	6.18%
Five Years	3.52
10 Years	4.22

Portfolio Manager: Adam A. Weigold, CFA

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund Class B vs. Barclays Capital 7-Year Municipal Bond Index*

*Source: Lipper, Inc. Class B of the Fund commenced investment operations on 6/1/92.

A $10,000 hypothetical investment at net asset value in Class A and Class C on 3/31/00 would have been valued at $15,272 ($14,924 at the maximum offering price) and $14,161, respectively, on 3/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Bond values decline as interest rates rise. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 3% - 1st year; 2.5% - 2nd year; 2% - 3rd year; 1% - 4th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 8/1/09. 3 The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the net asset value at the end of the period. 4 Taxable-equivalent figures assume a maximum 37.00% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Intermediate Municipal Debt Funds Classification contained 110, 107 and 80 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

EatonVancePennsylvaniaLimitedMaturityMunicipalIncomeFund a s o f M a r c h 3 1 , 2 0 1 0
P O R T F O L I O C O M P O S I T I O N

Rating Distribution[1]
By total investments

1 Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

Fund Statistics

• Number of Issues:	70
• Average Maturity:	10.3 years
• Average Effective Maturity:	6.5 years
• Average Call Protection:	6.0 years
• Average Dollar Price:	$103.03

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010

FUN D EXP ENSES

Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2009 – March 31, 2010).

Actual Expenses: The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Eaton Vance California Limited Maturity Municipal Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/09)	(3/31/10)	(10/1/09 – 3/31/10)

Actual
Class A	$1,000.00	$1,005.50	$4.95
Class B	$1,000.00	$1,001.90	$8.43
Class C	$1,000.00	$1,002.50	$8.74

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.00	$4.99
Class B	$1,000.00	$1,016.50	$8.50
Class C	$1,000.00	$1,016.20	$8.80

*

Expenses are equal to the Fund’s annualized expense ratio of 0.99% for Class A shares, 1.69% for Class B shares and 1.75% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2009.

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010
FUN D EXP ENSES CO N T ’ D

	Eaton Vance Massachusetts Limited Maturity Municipal Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/09)	(3/31/10)	(10/1/09 – 3/31/10)

Actual
Class A	$1,000.00	$997.70	$3.88
Class B	$1,000.00	$994.10	$7.51
Class C	$1,000.00	$994.30	$7.61

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.00	$3.93
Class B	$1,000.00	$1,017.40	$7.59
Class C	$1,000.00	$1,017.30	$7.70

*

Expenses are equal to the Fund’s annualized expense ratio of 0.78% for Class A shares, 1.51% for Class B shares and 1.53% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2009.

	Eaton Vance New Jersey Limited Maturity Municipal Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/09)	(3/31/10)	(10/1/09 – 3/31/10)

Actual
Class A	$1,000.00	$995.30	$4.03
Class B	$1,000.00	$991.70	$7.75
Class C	$1,000.00	$990.70	$7.74

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.90	$4.08
Class B	$1,000.00	$1,017.20	$7.85
Class C	$1,000.00	$1,017.20	$7.85

*

Expenses are equal to the Fund’s annualized expense ratio of 0.81% for Class A shares, 1.56% for Class B shares and 1.56% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2009.

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010
FUN D EXP ENSES CO N T ’ D

	Eaton Vance New York Limited Maturity Municipal Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/09)	(3/31/10)	(10/1/09 – 3/31/10)

Actual
Class A	$1,000.00	$1,000.30	$4.04
Class B	$1,000.00	$995.70	$7.76
Class C	$1,000.00	$996.80	$7.77

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.90	$4.08
Class B	$1,000.00	$1,017.20	$7.85
Class C	$1,000.00	$1,017.20	$7.85

*

Expenses are equal to the Fund’s annualized expense ratio of 0.81% for Class A shares, 1.56% for Class B shares and 1.56% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2009.

	Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/09)	(3/31/10)	(10/1/09 – 3/31/10)

Actual
Class A	$1,000.00	$995.90	$4.08
Class B	$1,000.00	$992.30	$7.75
Class C	$1,000.00	$992.10	$7.80

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.80	$4.13
Class B	$1,000.00	$1,017.20	$7.85
Class C	$1,000.00	$1,017.10	$7.90

*

Expenses are equal to the Fund’s annualized expense ratio of 0.82% for Class A shares, 1.56% for Class B shares and 1.57% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2009.

Eaton Vance California Limited Maturity Municipal Income Fund as of March 31, 2010

PORTFOLIO OF INVESTMENTS

Tax - Exe mpt Inve stme nts — 97 . 6%

Principal Amount
(000’s omitted)	Security	Value

Education — 4.1%
$ 500	California Educational Facilities Authority, (Loyola
	Marymount University), 5.00%, 10/1/25	$ 512,160
500	University of California, 5.00%, 5/15/21	549,610
		$ 1,061,770

Electric Utilities — 4.1%
$ 500	Los Angeles Department of Water and Power Revenue,
	5.25%, 7/1/23	$ 559,175
500	Vernon, Electric System Revenue, 5.125%, 8/1/21	519,050
		$ 1,078,225

Escrowed / Prerefunded — 3.3%
$ 250	California Department of Water Resource Power Supply,
	Prerefunded to 5/1/12, 5.125%, 5/1/18(1)	$ 274,560
520	California Statewide Communities Development Authority,
	(San Gabriel Valley), Escrowed to Maturity,
	5.50%, 9/1/14	572,416
		$ 846,976

Hospital — 15.5%
$ 500	California Health Facilities Financing Authority, (Catholic
	Healthcare), 5.125%, 7/1/22	$ 516,370
500	California Health Facilities Financing Authority, (Cedars-
	Sinai Medical Center), 5.00%, 11/15/16	538,885
500	California Health Facilities Financing Authority, (Scripps
	Health), 5.00%, 10/1/21	523,975
640	California Statewide Communities Development Authority,
	(Huntington Memorial Hospital), 5.00%, 7/1/21	643,174
500	California Statewide Communities Development Authority,
	(John Muir Health), 5.00%, 7/1/18	518,085
500	California Statewide Communities Development Authority,
	(Kaiser Permanente), 5.00%, 4/1/19	531,650
200	San Benito Health Care District, 5.375%, 10/1/12	200,568
300	Torrance Hospital, (Torrance Memorial Medical Center),
	5.40%, 6/1/15	310,632
250	Washington Township Health Care District,
	5.50%, 7/1/19	262,453
		$ 4,045,792

Housing — 2.6%
$ 750	California Housing Finance Agency, (AMT),
	4.75%, 8/1/21	$ 687,532
		$ 687,532

Principal Amount
(000’s omitted)	Security	Value

Industrial Development Revenue — 0.8%
$ 200	California Pollution Control Financing Authority, (Browning
	Ferris Industries), (AMT), 5.80%, 12/1/16	$ 200,126
$ 200,126

Insured-Education — 3.6%
$ 475	California Educational Facilities Authority, (San Diego
	University), (AMBAC), 0.00%, 10/1/15	$ 390,151
500	California Educational Facilities Authority, (Santa Clara
	University), (NPFG), 5.00%, 9/1/23	545,795
$ 935,946

Insured-Electric Utilities — 8.5%
$ 450	California Pollution Control Financing Authority, (Pacific Gas
	and Electric), (NPFG), (AMT), 5.35%, 12/1/16	$ 464,076
600	California Pollution Control Financing Authority, (San Diego
	Gas and Electric), (NPFG), 5.90%, 6/1/14	674,250
500	Northern California Power Agency, (Hydroelectric), (AGC),
	5.00%, 7/1/24	526,545
500	Puerto Rico Electric Power Authority, (NPFG),
	5.50%, 7/1/18	545,075
$ 2,209,946

Insured-General Obligations — 14.8%
$ 400	Barstow Unified School District, (FGIC), (NPFG),
	5.25%, 8/1/18	$ 431,500
500	Burbank Unified School District, (FGIC), (NPFG),
	0.00%, 8/1/12	478,375
1,080	Fillmore Unified School District, (FGIC), (NPFG),
	0.00%, 7/1/15	897,404
760	Fresno Unified School District, (NPFG), 5.80%, 2/1/16	838,941
650	Oakland Unified School District, Alameda County, (FGIC),
	(NPFG), 5.00%, 8/1/22	645,470
750	San Juan Unified School District, (AGM), 0.00%, 8/1/17	557,175
$ 3,848,865

Insured-Lease Revenue / Certificates of
Participation — 1.8%
$ 460	California State Public Works Board, (Department of
	Corrections), (AMBAC), 5.25%, 12/1/13	$ 479,817
$ 479,817

Insured-Other Revenue — 0.9%
$ 240	Golden State Tobacco Securitization Corp., (Tobacco
	Settlement Revenue), (AGC), (FGIC), 5.00%, 6/1/35	$ 229,397
$ 229,397

S e e notes to financ ial statem e nts
16

Eaton Vance California Limited Maturity Municipal Income Fund as of March 31, 2010

PORTFOLIO OF INVESTMENTS CO N T ’ D

Principal Amount
(000’s omitted)	Security	Value
Insured-Special Tax Revenue — 4.7%
$ 625	Garden Grove Community Development, (Tax Allocation),
	(AMBAC), 5.25%, 10/1/16	$ 648,769
500	San Mateo County Transportation District, (NPFG),
	5.25%, 6/1/17	565,705
		$ 1,214,474

Insured-Transportation — 5.5%
$ 715	Port of Oakland, (NPFG), (AMT), 5.00%, 11/1/21	$ 695,552
675	San Jose Airport Revenue, (AMBAC), (AMT),
	5.50%, 3/1/18	727,427
		$ 1,422,979

Insured-Water and Sewer — 2.0%
$ 500	Sunnyvale Financing Authority Water and Wastewater,
	(AMBAC), 5.00%, 10/1/22	$ 523,995
		$ 523,995

Lease Revenue / Certificates of Participation — 2.1%
$ 500	California Public Works, (University of California),
	5.25%, 6/1/20	$ 556,315
		$ 556,315

Senior Living / Life Care — 2.0%
$ 520	California Statewide Communities Development Authority,
	(Senior Living-Presbyterian Homes), 4.50%, 11/15/16	$ 515,658
		$ 515,658

Solid Waste — 2.7%
$ 315	Los Angeles, 5.00%, 2/1/20	$ 349,281
350	Napa-Vallejo Waste Management Authority, (Solid Waste
	Transfer Facilities), (AMT), 5.10%, 2/15/14	350,284
		$ 699,565

Special Tax Revenue — 11.5%
$ 290	Alameda Public Financing Authority, 5.45%, 9/2/14	$ 296,383
205	Brentwood Infrastructure Financing Authority,
	4.625%, 9/2/18	179,492
500	California State Economic Recovery, 5.00%, 7/1/18	552,560
190	Corona Public Financing Authority, 5.70%, 9/1/13	190,673
100	Eastern Municipal Water District, 4.80%, 9/1/20	88,118
75	Eastern Municipal Water District, 4.85%, 9/1/21	65,289
200	Fontana Redevelopment Agency, (Jurupa Hills),
	5.50%, 10/1/17	202,042

Principal Amount
(000’s omitted)	Security	Value

Special Tax Revenue (continued)
$ 40	Moreno Valley Unified School District, (Community District
	No. 2003-2), 5.20%, 9/1/17	$ 38,405
80	Moreno Valley Unified School District, (Community District
	No. 2003-2), 5.25%, 9/1/18	75,671
390	Pomona Redevelopment Agency, (West Holt Avenue
	Redevelopment), 5.50%, 5/1/13	406,602
145	Santa Margarita Water District, 6.10%, 9/1/14	148,046
200	Santaluz Community Facility District No. 2,
	5.80%, 9/1/14	200,996
100	Temecula Valley Unified School District, 4.75%, 9/1/21	90,038
200	Torrance Redevelopment Agency, 5.50%, 9/1/12	200,776
250	Whittier Public Financing Authority, (Greenleaf Ave.
	Whittier Redevelopment), 5.50%, 11/1/16	253,400
		$ 2,988,491

Transportation — 3.2%
$ 500	Bay Area Toll Authority, Toll Bridge Revenue, (San
	Francisco Bay Area), 5.00%, 4/1/22	$ 545,970
290	Port Redwood City, (AMT), 5.40%, 6/1/19	291,801
		$ 837,771

Water and Sewer — 3.9%
$ 440	Gilroy, Water and Sewer Revenue, 5.00%, 8/1/22	$ 496,117
500	Metropolitan Water District of Southern California,
	5.00%, 7/1/31	530,960
		$ 1,027,077

Total Tax-Exempt Investments — 97.6%
(identified cost $24,795,080)		$25,410,717

Other Assets, Less Liabilities — 2.4%		$ 619,534

Net Assets — 100.0%		$26,030,251

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp. AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax. FGIC - Financial Guaranty Insurance Company NPFG - National Public Finance Guaranty Corp.

The Fund invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2010,

S e e notes to financ ial statem e nts
17

Eaton Vance California Limited Maturity Municipal Income Fund as of March 31, 2010
PORTFOLIO OF INVESTMENTS CO N T ’ D

42.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.2% to 26.7% of total investments.

(1)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

S e e notes to financ ial statem e nts
18

Eaton Vance Massachusetts Limited Maturity Municipal Income Fund as of March 31, 2010

PORTFOLIO OF INVESTMENTS

Tax - Exe mpt Inve stme nts — 99 . 5%

Principal Amount
(000’s omitted)	Security	Value

Education — 17.6%
$1,000	Massachusetts Development Finance Agency, (Milton
	Academy), 5.00%, 9/1/19	$ 1,052,160
1,000	Massachusetts Health and Educational Facilities Authority,
	(Boston College), 5.375%, 6/1/14	1,147,500
1,000	Massachusetts Health and Educational Facilities Authority,
	(College of the Holy Cross), 5.00%, 9/1/20	1,100,320
1,055	Massachusetts Health and Educational Facilities Authority,
	(Harvard University), 5.50%, 11/15/36	1,173,867
1,000	Massachusetts Health and Educational Facilities Authority,
	(Massachusetts Institute of Technology), 5.375%, 7/1/17	1,185,150
1,645	Massachusetts Health and Educational Facilities Authority,
	(Massachusetts Institute of Technology), 5.50%, 7/1/22(1)	2,015,553
100	Massachusetts Health and Educational Facilities Authority,
	(Tufts University), 5.00%, 8/15/18	113,337
200	Massachusetts Health and Educational Facilities Authority,
	(Tufts University), 5.25%, 8/15/19	227,738
150	Massachusetts Health and Educational Facilities Authority,
	(Tufts University), 5.25%, 8/15/20	169,076
750	Massachusetts Health and Educational Facilities Authority,
	(Tufts University), 5.50%, 8/15/15	876,232
1,000	Massachusetts Health and Educational Facilities Authority,
	(Williams College), 5.00%, 7/1/23	1,084,370
690	Massachusetts Industrial Finance Agency, (St. John’s High
	School, Inc.), 5.70%, 6/1/18	691,111
1,000	University of Massachusetts Building Authority,
	5.00%, 5/1/20	1,107,370
		$11,943,784

Electric Utilities — 2.3%
$ 500	Massachusetts Development Finance Agency, (Devens
	Electric System), 5.75%, 12/1/20	$ 514,725
1,000	Massachusetts Development Finance Agency, (Dominion
	Energy Brayton), 5.75% to 5/1/19 (Put Date),
	12/1/42	1,065,440
		$ 1,580,165

Escrowed / Prerefunded — 6.8%
$ 580	Massachusetts Development Finance Agency, (Massachusetts
	College of Pharmacy), Escrowed to Maturity, 5.00%, 7/1/11	$ 611,917
755	Massachusetts Turnpike Authority, Escrowed to Maturity,
	5.00%, 1/1/13	805,125
2,100	Massachusetts Turnpike Authority, Escrowed to Maturity,
	5.00%, 1/1/20	2,434,383
680	Massachusetts Water Pollution Abatement Trust, Escrowed
	to Maturity, 5.25%, 8/1/14	760,328
		$ 4,611,753

Principal Amount
(000’s omitted)	Security	Value

General Obligations — 9.6%
$ 500	Burlington, 5.00%, 2/1/15	$ 572,760
500	Burlington, 5.00%, 2/1/16	574,315
750	Falmouth, 5.25%, 2/1/16	809,708
1,000	Manchester Essex Regional School District,
	5.00%, 1/15/20	1,126,340
750	Marshfield, 5.00%, 6/15/21	857,933
1,100	Wellesley, 5.00%, 6/1/16	1,272,205
1,150	Wellesley, 5.00%, 6/1/17	1,334,172
		$ 6,547,433

Hospital — 7.7%
$ 500	Massachusetts Health and Educational Facilities Authority,
(Baystate Medical Center), 5.00% to 7/1/15 (Put
	Date), 7/1/39	$ 540,640
600	Massachusetts Health and Educational Facilities Authority,
	(Baystate Medical Center), 5.75%, 7/1/14	637,362
865	Massachusetts Health and Educational Facilities Authority,
	(Baystate Medical Center), 5.75%, 7/1/15	910,733
245	Massachusetts Health and Educational Facilities Authority,
	(Central New England Health Systems),
	6.125%, 8/1/13	245,385
1,000	Massachusetts Health and Educational Facilities Authority,
	(Dana-Farber Cancer Institute), 5.25%, 12/1/24	1,056,950
750	Massachusetts Health and Educational Facilities Authority,
	(Partners Healthcare System), 5.00%, 7/1/18	808,987
1,000	Massachusetts Health and Educational Facilities Authority,
	(Partners Healthcare System), 5.00%, 7/1/22	1,055,240
		$ 5,255,297

Industrial Development Revenue — 1.0%
$ 745	Virgin Islands Public Finance Authority, (HOVENSA LLC),
	(AMT), 4.70%, 7/1/22	$ 668,757
		$ 668,757

Insured-Education — 2.0%
$ 215	Massachusetts Development Finance Agency, (Simmons
	College), (XLCA), 5.25%, 10/1/21	$ 216,477
1,000	University of Massachusetts Building Authority, (AMBAC),
	5.25%, 11/1/13	1,122,440
		$ 1,338,917

Insured-Electric Utilities — 6.3%
$1,000	Massachusetts Power Supply System, (Municipal
	Wholesale Electric Co.), (NPFG), 5.25%, 7/1/12	$ 1,065,690
1,000	Massachusetts Power Supply System, (Municipal
	Wholesale Electric Co.), (NPFG), 5.25%, 7/1/13	1,055,890

S e e notes to financ ial statem e nts
19

Eaton Vance Massachusetts Limited Maturity Municipal Income Fund as of March 31, 2010
PORTFOLIO OF INVESTMENTS CO N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-Electric Utilities (continued)
$2,000	Puerto Rico Electric Power Authority, (NPFG),
	5.50%, 7/1/18	$ 2,180,300
$ 4,301,880

Insured-Escrowed / Prerefunded — 4.3%
$1,000	Boston, (NPFG), Prerefunded to 2/1/12,
	5.00%, 2/1/19	$ 1,075,930
1,000	Massachusetts Health and Educational Facilities Authority,
(Tufts-New England Medical Center), (FGIC), Prerefunded
	to 5/15/12, 5.375%, 5/15/15	1,091,100
635	Massachusetts Turnpike Authority, (FGIC), Escrowed to
	Maturity, 5.125%, 1/1/23	735,254
$ 2,902,284

Insured-General Obligations — 6.2%
$3,105	Boston, (NPFG), 0.125%, 3/1/22	$ 1,985,244
1,000	Massachusetts, (AMBAC), 5.00%, 7/1/12	1,089,350
1,000	Massachusetts, (NPFG), 5.25%, 8/1/22	1,160,190
$ 4,234,784

Insured-Hospital — 2.2%
$ 500	Massachusetts Health and Educational Facilities Authority,
	(Cape Cod Healthcare), (AGC), 5.00%, 11/15/21	$ 506,950
1,000	Massachusetts Health and Educational Facilities Authority,
	(Caregroup Healthcare System), (NPFG), 5.25%, 7/1/21	1,013,950
$ 1,520,900

Insured-Pooled Loans — 2.2%
$1,545	Massachusetts Educational Financing Authority, (AMBAC),
	(AMT), 4.60%, 1/1/22	$ 1,485,162
$ 1,485,162

Insured-Solid Waste — 2.9%
$1,000	Massachusetts Development Finance Agency, (SEMASS
	System), (NPFG), 5.625%, 1/1/13	$ 1,042,860
890	Massachusetts Development Finance Agency, (SEMASS
	System), (NPFG), 5.625%, 1/1/16	912,321
$ 1,955,181

Insured-Special Tax Revenue — 3.7%
$1,600	Massachusetts, Special Obligation, (AGM), 5.50%, 6/1/21	$ 1,920,336
500	Massachusetts, Special Obligation, Dedicated Tax Revenue,
	(FGIC), (NPFG), 5.50%, 1/1/29	566,250
$ 2,486,586

Principal Amount
(000’s omitted)	Security	Value

Insured-Transportation — 2.1%
$ 375	Massachusetts Port Authority, (Delta Airlines), (AMBAC),
	(AMT), 5.50%, 1/1/15	$ 355,301
1,000	Puerto Rico Highway and Transportation Authority, (AGM),
	5.50%, 7/1/11	1,045,580
$ 1,400,881

Insured-Water and Sewer — 1.8%
$1,000	Massachusetts Water Resources Authority, (AGM),
	5.50%, 8/1/22	$ 1,199,220
$ 1,199,220

Other Revenue — 2.4%
$1,000	Massachusetts Health and Educational Facilities Authority,
	(Isabella Stewart Gardner Museum), 5.00%, 5/1/23	$ 1,058,850
500	Massachusetts Health and Educational Facilities Authority,
	(Woods Hole Oceanographic), 5.25%, 6/1/18	575,380
$ 1,634,230

Senior Living / Life Care — 1.6%
$ 600	Massachusetts Development Finance Agency, (Berkshire
	Retirement), 5.60%, 7/1/19	$ 578,556
275	Massachusetts Development Finance Agency, (Carleton-
	Willard Village), 5.25%, 12/1/25	270,713
270	Massachusetts Development Finance Agency, (Volunteers
	of America), 5.00%, 11/1/17	252,012
$ 1,101,281

Solid Waste — 1.4%
$1,000	Massachusetts Industrial Finance Agency, (Ogden
	Haverhill), (AMT), 5.50%, 12/1/13	$ 957,640
$ 957,640

Special Tax Revenue — 6.4%
$ 500	Massachusetts, Special Obligation, 5.00%, 6/1/14	$ 567,235
1,000	Massachusetts Bay Transportation Authority,
	5.25%, 7/1/19	1,162,530
1,280	Massachusetts Bay Transportation Authority,
	5.25%, 7/1/26	1,500,006
1,000	Massachusetts Bay Transportation Authority, Sales Tax,
	5.25%, 7/1/16	1,157,850
$ 4,387,621

S e e notes to financ ial statem e nts
20

Eaton Vance Massachusetts Limited Maturity Municipal Income Fund as of March 31, 2010
PORTFOLIO OF INVESTMENTS CO N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Transportation — 4.1%
$1,000	Massachusetts Port Authority, (AMT), 6.25%, 7/1/17	$ 1,011,710
2,000	Massachusetts State Federal Highway Grant Anticipation
	Notes, 0.00%, 6/15/15	1,765,980
		$ 2,777,690

Water and Sewer — 4.9%
$ 450	Boston Water and Sewer Commission, 5.00%, 11/1/20	$ 514,071
1,000	Massachusetts Water Pollution Abatement Trust,
	5.00%, 8/1/21	1,153,270
1,000	Massachusetts Water Pollution Abatement Trust,
	5.00%, 8/1/25	1,154,850
500	Massachusetts Water Pollution Abatement Trust,
	5.25%, 2/1/12	529,590
		$ 3,351,781

Total Tax-Exempt Investments — 99.5%
(identified cost $64,319,487)		$67,643,227

Other Assets, Less Liabilities — 0.5%		$ 333,849

Net Assets — 100.0%		$67,977,076

The percentage shown for each investment category in the
Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.
AGM - Assured Guaranty Municipal Corp.
AMBAC - AMBAC Financial Group, Inc.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
Minimum Tax.
FGIC - Financial Guaranty Insurance Company
NPFG - National Public Finance Guaranty Corp.
XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by
Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at
March 31, 2010, 33.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an
individual financial institution ranged from 0.3% to 17.8% of total investments.

(1)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

S e e notes to financ ial statem e nts
21

Eaton Vance New Jersey Limited Maturity Municipal Income Fund as of March 31, 2010

PORTFOLIO OF INVESTMENTS

Tax - Exe mpt Inve stme nts — 95 . 9%

Principal Amount
(000’s omitted)	Security	Value

Education — 8.8%
$1,000	New Jersey Educational Facilities Authority, (Princeton
	Theological Seminary), 5.00%, 7/1/22	$ 1,142,560
1,850	New Jersey Educational Facilities Authority, (Princeton
	University), 5.00%, 7/1/19	2,123,652
250	New Jersey Educational Facilities Authority, (University of
	Medicine and Dentistry of New Jersey),
	7.125%, 12/1/23	283,757
1,000	Rutgers State University, Series F, 5.00%, 5/1/23	1,111,960
		$ 4,661,929

Electric Utilities — 0.8%
$ 420	New Jersey Economic Development Authority, Pollution
	Control Revenue, (PSEG Power), 5.00%, 3/1/12	$ 437,413
		$ 437,413

Escrowed / Prerefunded — 8.1%
$ 350	New Jersey Economic Development Authority, (Kapkowski
	Road Landfill), Prerefunded to 5/15/14,
	6.375%, 4/1/18	$ 414,607
2,030	New Jersey Economic Development Authority, (Principal
	Custodial Receipts), Escrowed to Maturity,
	0.00%, 12/15/12	1,961,853
600	New Jersey Educational Facilities Authority, (Higher
	Education Capital Improvements), Prerefunded to
	9/1/10, 5.00%, 9/1/15	611,874
750	New Jersey Educational Facilities Authority, (Stevens
	Institute of Technology), Escrowed to Maturity,
	5.00%, 7/1/11	791,272
425	New Jersey Health Care Facilities Financing Authority,
	(Capital Health System), Prerefunded to 7/1/13,
	5.75%, 7/1/23	476,535
		$ 4,256,141

General Obligations — 7.2%
$ 450	Franklin Township School District, 4.00%, 8/15/22	$ 463,788
1,000	Franklin Township School District, 5.00%, 8/15/22	1,139,930
500	Jersey City School District, 6.25%, 10/1/10	513,445
500	Monmouth County Improvement Authority,
	5.00%, 12/1/21	560,070
1,000	Princeton Regional School District, 4.75%, 2/1/22	1,112,950
		$ 3,790,183

Hospital — 7.4%
$1,000	Camden County Improvement Authority, (Cooper Health
	System), 5.25%, 2/15/20	$ 959,030

Principal Amount
(000’s omitted)	Security	Value

Hospital (continued)
$ 385	New Jersey Health Care Facilities Financing Authority,
	(Atlantic City Medical Care Center), 6.00%, 7/1/12	$ 404,142
450	New Jersey Health Care Facilities Financing Authority,
(Hackensack University Medical Center),
	6.125%, 1/1/20	454,334
500	New Jersey Health Care Facilities Financing Authority,
	(Hunterdon Medical Center), 5.25%, 7/1/25	502,600
500	New Jersey Health Care Facilities Financing Authority, (Robert
	Wood Johnson University Hospital), 5.60%, 7/1/15	502,910
1,000	New Jersey Health Care Facilities Financing Authority,
	(Virtua Health, Inc.), 5.25%, 7/1/17	1,083,820
$ 3,906,836

Housing — 1.0%
$ 500	New Jersey Housing and Mortgage Finance Agency,
	SFMR, (AMT), 5.10%, 10/1/23	$ 512,520
$ 512,520

Industrial Development Revenue — 1.4%
$ 350	New Jersey Economic Development Authority, (American
	Airlines, Inc.), (AMT), 7.10%, 11/1/31	$ 288,547
450	New Jersey Economic Development Authority, (Continental
	Airlines), (AMT), 6.25%, 9/15/19	432,018
$ 720,565

Insured-Education — 4.6%
$ 545	New Jersey Educational Facilities Authority, (Montclair
	State University), (NPFG), 3.75%, 7/1/24	$ 511,068
1,000	New Jersey Educational Facilities Authority, (Ramapo
	College), (AMBAC), 4.50%, 7/1/21	1,023,550
900	New Jersey Educational Facilities Authority, (Ramapo
	College), (AMBAC), 4.60%, 7/1/14	925,335
$ 2,459,953

Insured-Electric Utilities — 3.3%
$ 560	Cape May County Industrial Pollution Control Financing
	Authority, (Atlantic City Electric Co.), (NPFG), 6.80%, 3/1/21	$ 674,733
1,000	Puerto Rico Electric Power Authority, (NPFG),
	5.25%, 7/1/26	1,049,140
$ 1,723,873

Insured-Escrowed / Prerefunded — 2.7%
$1,300	New Jersey Health Care Facilities Financing Authority,
(AHS Hospital Corp.), (AMBAC), Escrowed to Maturity,
	6.00%, 7/1/12	$ 1,440,998
$ 1,440,998

S e e notes to financ ial statem e nts
22

Eaton Vance New Jersey Limited Maturity Municipal Income Fund as of March 31, 2010

PORTFOLIO OF INVESTMENTS CO N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-General Obligations — 12.2%
$ 330	Clearview Regional High School District, (FGIC), (NPFG),
	5.375%, 8/1/15	$ 366,851
250	Freehold Regional High School District, (FGIC), (NPFG),
	5.00%, 3/1/18	283,940
470	Hillsborough Township School District, (AGM),
	5.375%, 10/1/18	556,494
1,000	Jackson Township School District, (Baptist Healthcare
	Systems), (NPFG), 5.25%, 6/15/23	1,190,870
725	Monroe Township Board of Education, (FGIC), (NPFG),
	5.20%, 8/1/11	765,194
825	Monroe Township Board of Education, (FGIC), (NPFG),
	5.20%, 8/1/14	930,633
500	New Jersey, (AGM), 5.00%, 1/15/22	545,190
500	New Jersey, (AGM), 5.00%, 1/15/23	541,685
1,120	New Jersey, (AMBAC), 5.25%, 7/15/19	1,290,834
		$ 6,471,691

Insured-Lease Revenue / Certificates of
Participation — 3.3%
$1,000	Hudson County, (NPFG), 6.25%, 6/1/15	$ 1,143,470
500	Puerto Rico Public Finance Corp., (AMBAC),
	5.375%, 6/1/17	577,685
		$ 1,721,155

Insured-Transportation — 2.1%
$1,000	New Jersey Transportation Trust Fund Authority, (NPFG),
	5.50%, 12/15/17	$ 1,138,710
		$ 1,138,710

Insured-Water and Sewer — 8.7%
$1,135	Bayonne Municipal Utilities Authority, (XLCA),
	5.25%, 4/1/19	$ 1,155,135
1,000	North Hudson Sewer Authority, (NPFG), 5.125%, 8/1/22	1,010,780
1,020	Passaic Valley Water Commission, (AGM),
	5.00%, 12/15/17	1,164,350
565	Pennsville Sewer Authority, (NPFG), 0.00%, 11/1/16	443,299
565	Pennsville Sewer Authority, (NPFG), 0.00%, 11/1/17	418,360
565	Pennsville Sewer Authority, (NPFG), 0.00%, 11/1/18	392,681
		$ 4,584,605

Lease Revenue / Certificates of Participation — 4.6%
$1,100	Bergen County Improvement Authority, (County
	Administration Complex), 5.00%, 11/15/24(1)	$ 1,291,686
1,000	New Jersey Economic Development Authority, (School
	Facilities Construction), 5.50%, 9/1/19	1,135,770
		$ 2,427,456

Principal Amount
(000’s omitted)	Security	Value

Nursing Home — 1.0%
$ 500	New Jersey Economic Development Authority, (Masonic
	Charity Foundation), 4.80%, 6/1/11	$ 515,910
$ 515,910

Pooled Loans — 6.4%
$2,000	New Jersey Economic Environmental Infrastructure Trust,
	5.00%, 9/1/20	$ 2,335,640
1,000	New Jersey Higher Education Assistance Authority,
	5.25%, 6/1/21	1,066,440
$ 3,402,080

Senior Living / Life Care — 1.7%
$ 520	New Jersey Economic Development Authority, (Cranes Mill
	Project), 5.50%, 7/1/18	$ 513,854
400	New Jersey Economic Development Authority, (Seabrook
	Village, Inc.), 5.00%, 11/15/12	403,792
$ 917,646

Special Tax Revenue — 2.1%
$ 670	Middlesex County Improvement Authority, Open Space
	Trust Fund, 4.00%, 12/15/20	$ 709,624
180	New Jersey Economic Development Authority, (Newark
Downtown Distribution Management Corp.),
	4.625%, 6/15/12	184,378
190	New Jersey Economic Development Authority, (Newark
Downtown Distribution Management Corp.),
	4.625%, 6/15/13	194,685
$ 1,088,687

Transportation — 8.5%
$1,500	New Jersey State Turnpike Authority, 5.00%, 1/1/20	$ 1,635,180
1,000	New Jersey Transportation Trust Fund Authority,
	5.25%, 12/15/21	1,103,070
1,000	Port Authority of New York and New Jersey, (AMT),
	5.25%, 9/15/23	1,032,780
700	Port Authority of New York and New Jersey, (AMT),
	5.50%, 7/15/12	705,726
$ 4,476,756

Total Tax-Exempt Investments — 95.9%
(identified cost $48,433,058)		$50,655,107

S e e notes to financ ial statem e nts
23

Eaton Vance New Jersey Limited Maturity Municipal Income Fund as of March 31, 2010

PORTFOLIO OF INVESTMENTS CO N T ’ D

Short-Term Investments —		3.5%
Principal Amount
(000’s omitted)	Description		Value
$1,827	State Street Bank and Trust Euro Time Deposit,
	0.01%, 4/1/10		$ 1,827,197
Total Short-Term Investments — 3.5%
(identified cost $1,827,197)			$ 1,827,197
Total Investments — 99.4%
(identified cost $50,260,255)			$52,482,304
Other Assets, Less Liabilities — 0.6%			$ 321,995
Net Assets — 100.0%			$52,804,299

The percentage shown for each investment category in the
Portfolio of Investments is based on net assets.

AGM - Assured Guaranty Municipal Corp.
AMBAC - AMBAC Financial Group, Inc.
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
Minimum Tax.
FGIC - Financial Guaranty Insurance Company
NPFG - National Public Finance Guaranty Corp.
SFMR - Single Family Mortgage Revenue
XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2010,
37.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.2% to 19.7% of total investments.

(1)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

S e e notes to financ ial statem e nts
24

Eaton Vance New York Limited Maturity Municipal Income Fund as of March 31, 2010

PORTFOLIO OF INVESTMENTS

Tax - Exe mpt Inve stme nts — 96 . 9%

Principal Amount
(000’s omitted)	Security	Value

Cogeneration — 2.6%

$2,000	Babylon Industrial Development Agency, (Covanta Energy
	Corp.), 5.00%, 1/1/19	$ 2,134,140
600	Suffolk County Industrial Development Agency,
(Nissequogue Cogeneration Partners Facility), (AMT),
	5.50%, 1/1/23	502,284

$ 2,636,424

Education — 4.5%

$ 455	New York Dormitory Authority, (Hamilton College),
	5.00%, 7/1/21	$ 521,417
1,000	New York Dormitory Authority, (St. Lawrence University),
	5.00%, 7/1/14	1,091,300
1,500	New York Dormitory Authority, (State University
	Educational Facilities), 5.00%, 7/1/20	1,643,055
600	New York Dormitory Authority, (State University
	Educational Facilities), 5.25%, 5/15/15	665,832
625	Troy Industrial Development Authority, (Rensselaer
	Polytechnic Institute), 5.50%, 9/1/15	682,331

$ 4,603,935

Electric Utilities — 2.5%

$2,500	New York Energy Research and Development Authority
Facility, (AMT), 4.70% to 10/1/12 (Put Date),
	6/1/36	$ 2,502,600

$ 2,502,600

Escrowed / Prerefunded — 4.6%

$1,000	New York City Transitional Finance Authority, (Future
	Tax), Prerefunded to 2/1/11, 5.375%, 2/1/13	$ 1,051,370
1,000	New York Dormitory Authority, (Child Care Facility),
	Prerefunded to 4/1/12, 5.375%, 4/1/14	1,090,700
1,170	Triborough Bridge and Tunnel Authority, Escrowed to
	Maturity, 5.00%, 1/1/20	1,343,558
1,000	Triborough Bridge and Tunnel Authority, Prerefunded to
	1/1/16, 5.375%, 1/1/19	1,169,690

$ 4,655,318

General Obligations — 1.8%

$1,750	Three Village Central School District (Brookhaven &
	Smithtown), 4.00%, 5/1/22	$ 1,800,085

$ 1,800,085

Health Care-Miscellaneous — 0.5%

$ 100	Suffolk County Industrial Development Agency, (Alliance
	of Long Island Agencies), 7.50%, 9/1/15	$ 101,262

Principal Amount
(000’s omitted)	Security	Value

Health Care-Miscellaneous (continued)
$ 400	Westchester County Industrial Development Agency,
	(Children’s Village), 5.375%, 3/15/19	$ 356,536

		$ 457,798

Hospital — 8.4%

$ 340	Chautauqua County Industrial Development Agency,
	(Women’s Christian Association), 6.35%, 11/15/17	$ 331,276
135	Nassau County Industrial Development Agency, (North
	Shore Health System), 5.625%, 11/1/10	137,319
565	Nassau County Industrial Development Agency, (North
	Shore Health System), 5.875%, 11/1/11	584,018
2,000	New York Dormitory Authority, (Interfaith Medical
	Center), 5.00%, 2/15/21	2,151,080
1,000	New York Dormitory Authority, (Lenox Hill Hospital),
	5.75%, 7/1/13	999,310
200	New York Dormitory Authority, (Lenox Hill Hospital),
	5.75%, 7/1/15	199,532
500	New York Dormitory Authority, (Lenox Hill Hospital),
	5.75%, 7/1/17	495,575
400	New York Dormitory Authority, (NYU Hospital Center),
	5.25%, 7/1/24	391,720
1,000	New York Health and Hospital Corp., 5.50%, 2/15/19	1,086,670
1,325	Saratoga County Industrial Development Agency,
	(Saratoga Hospital Project), 5.00%, 12/1/17	1,377,059
750	Suffolk County Industrial Development Agency,
	(Huntington Hospital), 6.00%, 11/1/22	765,923

		$ 8,519,482

Housing — 3.0%

$1,000	New York Housing Finance Agency, (Affordable Housing),
	(AMT), 5.05%, 11/1/22	$ 1,025,600
2,000	New York State Mortgage Agency, (AMT),
	4.95%, 10/1/21	2,025,600

		$ 3,051,200

Industrial Development Revenue — 6.0%

$1,500	Liberty Development Corp., (Goldman Sachs Group,
	Inc.), 5.50%, 10/1/37	$ 1,574,490
1,250	New York City Industrial Development Agency, (Terminal
	One Group), (AMT), 5.50%, 1/1/14	1,342,525
1,000	New York State Environmental Facilities Corp., Solid
Waste Disposal, (Waste Management Project), (AMT),
	4.55%, 5/1/12	1,019,480
1,325	Puerto Rico Port Authority, (American Airlines, Inc.),
	(AMT), 6.25%, 6/1/26	1,028,690
1,250	Virgin Islands Public Finance Authority, (HOVENSA LLC),
	(AMT), 4.70%, 7/1/22	1,122,075

		$ 6,087,260

S e e notes to financ ial statem e nts
25

Eaton Vance New York Limited Maturity Municipal Income Fund as of March 31, 2010

PORTFOLIO OF INVESTMENTS CO N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-Education — 10.7%
$1,000	New York Dormitory Authority, (Canisius College),
	(NPFG), 5.00%, 7/1/16	$ 1,017,000
1,000	New York Dormitory Authority, (City University),
	(AMBAC), 5.625%, 7/1/16	1,106,300
1,420	New York Dormitory Authority, (Educational Housing
	Services), (AMBAC), 5.25%, 7/1/20	1,471,148
1,000	New York Dormitory Authority, (New York University),
	(AMBAC), 5.50%, 7/1/19	1,155,970
1,085	New York Dormitory Authority, (Rochester Institute of
	Technology), (AMBAC), 5.25%, 7/1/21	1,187,261
1,455	New York Dormitory Authority, (St. John’s University),
	(NPFG), 5.25%, 7/1/21	1,592,134
1,000	New York Dormitory Authority, (State University
	Educational Facilities), (AGM), 5.75%, 5/15/17	1,174,580
1,000	New York Dormitory Authority, (Student Housing),
	(FGIC), (NPFG), 5.25%, 7/1/15	1,091,030
1,000	New York Dormitory Authority, (University Educational
	Facilities), (FGIC), (NPFG), 5.25%, 5/15/13	1,084,580
		$ 10,880,003

Insured-Electric Utilities — 5.7%
$ 500	Long Island Power Authority, Electric Systems Revenue,
	(AGM), 0.00%, 6/1/15	$ 447,310
2,500	Long Island Power Authority, Electric Systems Revenue,
	(FGIC), (NPFG), 5.00%, 12/1/22	2,637,550
1,250	Puerto Rico Electric Power Authority, (XLCA),
	5.375%, 7/1/17	1,366,625
1,250	Puerto Rico Electric Power Authority, (XLCA),
	5.375%, 7/1/18	1,358,700
		$ 5,810,185

Insured-Escrowed / Prerefunded — 0.3%
$ 250	Niagara County Industrial Development Agency, (Niagara
	University), (AMBAC), Escrowed to Maturity,
	5.25%, 10/1/18	$ 297,880
		$ 297,880

Insured-General Obligations — 3.5%
$ 500	Clarence Central School District, (AGM), 5.00%, 5/15/17	$ 537,240
1,000	Monroe County, (Public Improvements), (NPFG),
	6.00%, 3/1/19	1,160,440
1,740	Puerto Rico, (FGIC), 5.50%, 7/1/17	1,832,203
		$ 3,529,883

Insured-Hospital — 2.3%
$1,600	New York Dormitory Authority, (Memorial Sloan Kettering
	Cancer Center), (NPFG), 5.50%, 7/1/17	$ 1,841,376

Principal Amount
(000’s omitted)	Security	Value

Insured-Hospital (continued)
$ 500	New York Dormitory Authority, (New York and
	Presbyterian Hospital), (AMBAC), 5.50%, 8/1/11	$ 527,080
$ 2,368,456

Insured-Lease Revenue / Certificates of
Participation — 2.1%
$1,000	New York Dormitory Authority, (Master BOCES Program-
Oneida Herkimer Madison BOCES), (AGM),
	5.25%, 8/15/20	$ 1,100,690
1,000	New York Dormitory Authority, (Municipal Health
	Facilities), (AGM), 5.50%, 1/15/13	1,058,050
$ 2,158,740

Insured-Special Tax Revenue — 6.0%
$2,250	New York Local Government Assistance Corp., (NPFG),
	0.00%, 4/1/13	$ 2,155,207
2,000	New York Urban Development Corp., (Personal Income
	Tax), (AMBAC), 5.50%, 3/15/19	2,321,560
1,500	Puerto Rico Infrastructure Financing Authority, (FGIC),
	5.50%, 7/1/19	1,554,885
$ 6,031,652

Insured-Transportation — 8.0%
$1,000	Metropolitan Transportation Authority, (AMBAC),
	5.50%, 11/15/18	$ 1,128,970
1,000	Metropolitan Transportation Authority, (NPFG),
	5.50%, 11/15/13	1,125,830
1,000	Monroe County Airport Authority, (NPFG), (AMT),
	5.875%, 1/1/17	1,064,530
2,235	New York Thruway Authority, (AMBAC),
	5.50%, 4/1/20	2,592,041
1,920	Triborough Bridge and Tunnel Authority, (NPFG),
	5.50%, 11/15/18	2,210,381
$ 8,121,752

Lease Revenue / Certificates of Participation — 1.6%
$ 500	New York Urban Development Corp., 5.00%, 1/1/18	$ 553,720
1,025	New York Urban Development Corp., (Correctional and
Youth Facilities), 5.50% to 1/1/11 (Put Date),
	1/1/17	1,061,572
$ 1,615,292

Other Revenue — 5.3%
$ 750	Albany Industrial Development Agency, (Charitable
	Leadership), 6.00%, 7/1/19	$ 659,393

S e e notes to financ ial statem e nts
26

Eaton Vance New York Limited Maturity Municipal Income Fund as of March 31, 2010
PORTFOLIO OF INVESTMENTS CO N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Other Revenue (continued)
$ 750	Brooklyn Arena Local Development Corp., (Brooklyn
	Center Project), 5.75%, 7/15/16	$ 802,492
1,000	New York City Transitional Finance Authority,
	5.25%, 1/15/27	1,069,610
540	New York City Transitional Finance Authority,
	6.00%, 7/15/33	612,257
2,030	New York City Trust for Cultural Resources, (Museum of
	Modern Art), 5.00%, 4/1/26	2,194,816
		$ 5,338,568

Senior Living / Life Care — 0.4%
$ 400	Mt. Vernon Industrial Development Agency, (Wartburg
	Senior Housing, Inc.), 6.15%, 6/1/19	$ 390,940
		$ 390,940

Solid Waste — 2.8%
$ 750	Hempstead Industrial Development Agency, (American
	Ref-Fuel Co., LLC), 5.00% to 6/1/10 (Put Date),
	12/1/10	$ 751,275
2,000	Niagara County Industrial Development Agency,
	(American Ref-Fuel Co., LLC), (AMT), 5.55% to
	11/15/13 (Put Date), 11/15/24	2,059,460
		$ 2,810,735

Special Tax Revenue — 6.3%
$1,140	34th Street Partnership, Inc., 5.00%, 1/1/17	$ 1,237,094
500	New York City Transitional Finance Authority, (Future
	Tax), 5.375%, 2/15/14	542,665
3,000	New York State Local Government Assistance Corp.,
	5.25%, 4/1/16	3,443,520
1,000	New York Thruway Authority, 5.00%, 3/15/20	1,114,060
		$ 6,337,339

Transportation — 2.1%
$1,000	Metropolitan Transportation Authority,
	5.00%, 11/15/21	$ 1,067,130
1,000	Port Authority of New York and New Jersey, (AMT),
	5.25%, 9/15/23	1,032,780
		$ 2,099,910

Water and Sewer — 5.9%
$1,000	Erie County Water Authority, 5.00%, 12/1/18	$ 1,144,130
2,430	New York City Municipal Water Finance Authority,
	5.00%, 6/15/21	2,669,889
515	New York State Environmental Facilities Corp., Clean
	Water, (Municipal Water Finance), 5.00%, 6/15/18(1)	567,247

Principal Amount
(000’s omitted)	Security	Value

Water and Sewer (continued)
$1,000	New York State Environmental Facilities Corp., Clean
	Water, (Municipal Water Finance), 5.00%, 6/15/20	$ 1,087,680
500	New York State Environmental Facilities Corp., Clean
	Water, (Municipal Water Finance), 5.25%, 6/15/14(1)	545,300
$ 6,014,246

Total Tax-Exempt Investments — 96.9%
(identified cost $94,874,623)		$ 98,119,683

Short-Term Investments — 2.0%

Principal Amount
(000’s omitted)	Description	Value
$2,051	State Street Bank and Trust Euro Time Deposit,
	0.01%, 4/1/10	$ 2,051,094

Total Short-Term Investments — 2.0%
(identified cost $2,051,094)		$ 2,051,094

Total Investments — 98.9%
(identified cost $96,925,717)		$100,170,777

Other Assets, Less Liabilities — 1.1%		$ 1,138,606

Net Assets — 100.0%		$101,309,383

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGM - Assured Guaranty Municipal Corp. AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company NPFG - National Public Finance Guaranty Corp. XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2010, 39.1% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.7% to 17.0% of total investments.

(1)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

S e e notes to financ ial statem e nts
27

Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund as of March 31, 2010

PORTFOLIO OF INVESTMENTS

Tax - Exe mpt Inve stme nts — 97 . 2%

Principal Amount
(000’s omitted)	Security	Value

Cogeneration — 0.7%
$ 155	Carbon County Industrial Development Authority, (Panther
	Creek Partners), (AMT), 6.65%, 5/1/10	$ 154,943
300	Pennsylvania Economic Development Financing Authority,
	(Resource Recovery-Colver), (AMT), 5.125%, 12/1/15	281,109
		$ 436,052

Education — 8.2%
$1,150	Pennsylvania Higher Educational Facilities Authority,
	(Carnegie Mellon University), 5.00%, 8/1/19	$ 1,291,473
1,040	Pennsylvania Higher Educational Facilities Authority,
	(University of Pennsylvania), 5.00%, 7/15/21	1,109,441
1,000	Pennsylvania State University, 5.00%, 3/1/24	1,106,100
750	University of Pittsburgh, 5.50%, 9/15/23	862,650
1,000	Washington County Industrial Development Authority,
	(Washington & Jefferson College), 5.00%, 11/1/23	1,041,950
		$ 5,411,614

Electric Utilities — 4.2%
$ 750	Pennsylvania Economic Development Financing Authority,
(Exelon Generation Company, LLC), 5.00% to 6/1/12
	(Put Date), 12/1/42	$ 795,322
500	Pennsylvania Economic Development Financing Authority,
Pollution Control, (PPL Electric Utility Corp.), 4.85% to
	10/1/10 (Put Date), 10/1/23	505,340
1,000	Puerto Rico Electric Power Authority, 5.00%, 7/1/17	1,069,800
400	York County Industrial Development Authority, Pollution
	Control, (Public Service Enterprise Group, Inc.),
	5.50%, 9/1/20	407,672
		$ 2,778,134

Escrowed / Prerefunded — 1.2%
$ 500	Bucks County Industrial Development Authority,
	(Pennswood), Prerefunded to 10/1/10,
	5.80%, 10/1/20	$ 523,520
270	Lehigh County General Purpose Authority, (Muhlenberg
	Hospital), Escrowed to Maturity, 5.75%, 7/15/10	273,534
		$ 797,054

General Obligations — 8.6%
$ 500	Bucks County, 5.125%, 5/1/21	$ 566,750
1,530	Chester County, 5.00%, 7/15/28	1,684,438
1,000	Daniel Boone Area School District, 5.00%, 8/15/19	1,109,770

Principal Amount
(000’s omitted)	Security	Value

General Obligations (continued)
$ 400	Montgomery County, 4.375%, 12/1/31(1)	$ 402,080
1,780	Mount Lebanon School District, 5.00%, 2/15/28	1,922,115
		$ 5,685,153

Hospital — 8.5%
$ 500	Allegheny County Hospital Development Authority,
	(University of Pittsburgh Medical Center),
	5.00%, 6/15/18	$ 539,370
500	Allegheny County Hospital Development Authority,
	(University of Pittsburgh Medical Center),
	5.00%, 9/1/18	540,240
500	Dauphin County General Authority Health System,
	(Pinnacle Health System), 5.75%, 6/1/20	538,315
635	Lancaster County Hospital Authority, (Lancaster General
	Hospital), 5.00%, 3/15/22	657,987
200	Lebanon County Health Facility Authority, (Good Samaritan
	Hospital), 5.50%, 11/15/18	194,770
750	Lycoming County Authority, (Susquehanna Health System),
	5.10%, 7/1/20	744,622
1,000	Monroe County Hospital Authority, (Pocono Medical
	Center), 5.00%, 1/1/17	1,027,590
500	Pennsylvania Higher Educational Facilities Authority, (UPMC
	Health System), 6.25%, 1/15/18	527,925
800	Washington County Hospital Authority, (Monongahela
	Vineyard Hospital), 5.00%, 6/1/12	844,120
		$ 5,614,939

Housing — 2.0%
$1,335	Allegheny County Residential Finance Authority, SFMR,
	(AMT), 4.80%, 11/1/22	$ 1,345,453
		$ 1,345,453

Industrial Development Revenue — 2.8%
$ 700	Erie Industrial Development Authority, (International
	Paper), (AMT), 5.85%, 12/1/20	$ 700,084
500	Pennsylvania Economic Development Financing Authority,
	(Aqua Pennsylvania, Inc.), (AMT), 6.75%, 10/1/18	561,720
750	Puerto Rico Port Authority, (American Airlines, Inc.),
	(AMT), 6.25%, 6/1/26	582,278
		$ 1,844,082

Insured-Cogeneration — 1.7%
$1,300	Pennsylvania Economic Development Financing Authority,
	(Resource Recovery-Colver), (AMBAC), (AMT),
	4.625%, 12/1/18	$ 1,135,446
		$ 1,135,446

S e e notes to financ ial statem e nts
28

Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund as of March 31, 2010

PORTFOLIO OF INVESTMENTS CO N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-Education — 6.9%
$2,000	Delaware County, (Villanova University), (AMBAC),
	5.00%, 8/1/20	$ 2,133,520
1,100	Lycoming County College Authority, (Pennsylvania College
	of Technology), (AMBAC), 5.125%, 5/1/22	1,101,067
500	Pennsylvania Higher Educational Facilities Authority,
	(Thomas Jefferson University), (AMBAC),
	5.25%, 9/1/19	555,380
750	Pennsylvania Higher Educational Facilities Authority,
	(University of the Sciences in Philadelphia), (AGC),
	5.00%, 11/1/24	797,452
		$ 4,587,419

Insured-Electric Utilities — 2.3%
$1,500	Cambria County Industrial Development Authority,
	(Pennsylvania Electric), (NPFG), 5.35%, 11/1/10	$ 1,537,785
		$ 1,537,785

Insured-Escrowed / Prerefunded — 12.8%
$1,000	Council Rock School District, (NPFG), Prerefunded to
	11/15/11, 5.00%, 11/15/19	$ 1,070,080
500	Pennsylvania Public School Building Authority, (Garnet
Valley School District), (AMBAC), Prerefunded to 2/1/11,
	5.50%, 2/1/20	520,020
1,000	Philadelphia Gas Works Revenue, (AGM), Prerefunded to
	8/1/13, 5.25%, 8/1/17	1,128,600
1,000	Pittsburgh, (AMBAC), Prerefunded to 3/1/12,
	5.25%, 9/1/22	1,082,630
1,000	Spring-Ford Area School District, (AGM), Prerefunded to
	9/1/11, 5.00%, 9/1/19	1,061,880
5,000	Westmoreland Municipal Authority, (FGIC), Escrowed to
	Maturity, 0.00%, 8/15/19	3,576,850
		$ 8,440,060

Insured-General Obligations — 20.0%
$1,250	Bethlehem Area School District, (AGM),
	5.25%, 1/15/25	$ 1,327,550
1,020	Cornwall Lebanon School District, (AGM),
	0.00%, 3/15/16	851,241
1,250	Cranberry Township, (FGIC), (NPFG), 5.00%, 12/1/20	1,327,662
1,635	Harrisburg, (AMBAC), 0.00%, 9/15/12	1,390,715
1,355	McKeesport, (FGIC), (NPFG), 0.00%, 10/1/11	1,323,293
1,000	Palmyra Area School District, (FGIC), (NPFG),
	5.00%, 5/1/17	1,061,410
1,000	Pennsylvania, (NPFG), 5.375%, 7/1/19	1,179,490
1,000	Philadelphia School District, (AGM), 5.50%, 6/1/21	1,142,500
1,000	Reading School District, (FGIC), (NPFG),
	0.00%, 1/15/12	968,440

Principal Amount
(000’s omitted)	Security	Value

Insured-General Obligations (continued)
$1,250	Red Lion Area School District, (AGM), 5.00%, 5/1/23	$ 1,345,675
1,250	Sto-Rox School District, (FGIC), (NPFG),
	5.125%, 12/15/22	1,319,313
$13,237,289

Insured-Hospital — 1.2%
$ 250	Allegheny County Hospital Development Authority, (UPMC
	Health System), (NPFG), 6.00%, 7/1/24	$ 285,985
500	Washington County Hospital Authority, (Washington
	Hospital), (AMBAC), 5.375%, 7/1/14	523,905
$ 809,890

Insured-Other Revenue — 3.5%
$ 750	Delaware Valley Regional Financial Authority, (AMBAC),
	5.50%, 8/1/18	$ 822,780
1,500	Philadelphia Authority for Industrial Development Revenue,
	(FGIC), (NPFG), 5.00%, 12/1/22	1,465,650
$ 2,288,430

Insured-Special Tax Revenue — 0.5%
$ 350	Pittsburgh and Allegheny County Public Auditorium
	Authority, (AMBAC), 5.00%, 2/1/24	$ 335,794
$ 335,794

Insured-Transportation — 4.9%
$ 590	Allegheny County Airport, (NPFG), (AMT),
	5.75%, 1/1/12	$ 618,462
1,000	Pennsylvania Turnpike Commission, Registration Fee
	Revenue, (AGM), 5.25%, 7/15/22	1,134,830
1,000	Philadelphia Airport, (FGIC), (NPFG), (AMT),
	5.375%, 7/1/14	1,005,200
500	Southeastern Pennsylvania Transportation Authority, (FGIC),
	(NPFG), 5.25%, 3/1/16	504,095
$ 3,262,587

Insured-Water and Sewer — 4.6%
$ 500	Allegheny County Sanitation Authority, (BHAC), (NPFG),
	5.00%, 12/1/22	$ 530,355
250	Allegheny County Sanitation Authority, (NPFG),
	5.00%, 12/1/19	254,745
2,000	Altoona City Authority Water Revenue, (AGM),
	5.25%, 11/1/19	2,284,560
$ 3,069,660

S e e notes to financ ial statem e nts
29

Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund as of March 31, 2010

PORTFOLIO OF INVESTMENTS CO N T ’ D

Principal Amount
(000’s omitted)	Security	Value
Senior Living / Life Care — 0.6%
$ 390	Cliff House Trust, (AMT), 6.625%, 6/1/27	$ 204,586
185	Lancaster County Hospital Authority, (Health Center-Willow
	Valley Retirement), 5.55%, 6/1/15	191,880
$ 396,466

Special Tax Revenue — 1.2%
$ 750	Pennsylvania Intergovernmental Cooperative Authority,
	(Philadelphia Funding Program), 5.00%, 6/15/23	$ 814,163
$ 814,163

Transportation — 0.8%
$ 500	Pennsylvania Turnpike Commission, 5.00%, 12/1/22	$ 527,050
$ 527,050

Total Tax-Exempt Investments — 97.2%
(identified cost $62,148,713)		$64,354,520

Short-Term Investments — 3.4%
Principal Amount
(000’s omitted)	Description	Value
$2,254	State Street Bank and Trust Euro Time Deposit,
	0.01%, 4/1/10	$ 2,253,707

Total Short-Term Investments — 3.4%
(identified cost $2,253,707)		$ 2,253,707

Total Investments — 100.6%
(identified cost $64,402,420)		$66,608,227

Other Assets, Less Liabilities — (0.6)%		$ (387,210)

Net Assets — 100.0%		$66,221,017

The Fund invests primarily in debt securities issued by Pennsylvania municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2010, 58.1% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.8% to 21.7% of total investments.

(1)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp. AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp. FGIC - Financial Guaranty Insurance Company NPFG - National Public Finance Guaranty Corp. SFMR - Single Family Mortgage Revenue

S e e notes to financ ial statem e nts
30

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010

FINANCIAL STATEMENTS

S t a t e m e n t s o f A s s e t s a n d L i a b i l i t i e s

As of March 31, 2010

	California	Massachusetts	New Jersey
	Limited Fund	Limited Fund	Limited Fund

Assets
Investments —
Identified cost	$24,795,080	$64,319,487	$50,260,255
Unrealized appreciation	615,637	3,323,740	2,222,049
Investments, at value	$25,410,717	$67,643,227	$52,482,304
Cash	$ 190,099	$ 68,428	$ —
Interest receivable	321,339	780,025	559,950
Receivable for investments sold	210,000	—	—
Receivable for Fund shares sold	40,621	43,966	72,398
Total assets	$26,172,776	$68,535,646	$53,114,652

Liabilities
Demand note payable	$ —	$ 100,000	$ —
Payable for variation margin on open financial futures contracts	9,844	26,875	21,875
Payable for Fund shares redeemed	26,092	222,103	120,637
Distributions payable	41,811	100,667	78,678
Payable to affiliates:
Investment adviser fee	9,720	25,247	19,442
Distribution and service fees	4,998	18,661	9,143
Accrued expenses	50,060	65,017	60,578
Total liabilities	$ 142,525	$ 558,570	$ 310,353
Net Assets	$26,030,251	$67,977,076	$52,804,299

Sources of Net Assets
Paid-in capital	$27,709,562	$68,941,154	$52,601,005
Accumulated net realized loss	(2,249,667)	(4,263,147)	(1,973,790)
Accumulated distributions in excess of net investment income	(41,811)	(11,829)	(11,907)
Net unrealized appreciation	612,167	3,310,898	2,188,991
Net Assets	$26,030,251	$67,977,076	$52,804,299

Class A Shares
Net Assets	$23,432,014	$52,718,522	$48,745,303
Shares Outstanding	2,360,863	5,250,370	4,881,526
Net Asset Value and Redemption Price Per Share
(net assets shares of beneficial interest outstanding)	$ 9.93	$ 10.04	$ 9.99
Maximum Offering Price Per Share
(100 97.75 of net asset value per share)	$ 10.16	$ 10.27	$ 10.22

Class B Shares
Net Assets	$ 270,292	$ 451,152	$ 693,886
Shares Outstanding	27,313	44,968	69,465
Net Asset Value and Offering Price Per Share*
(net assets shares of beneficial interest outstanding)	$ 9.90	$ 10.03	$ 9.99

Class C Shares
Net Assets	$ 2,327,945	$14,807,402	$ 3,365,110
Shares Outstanding	242,579	1,539,663	337,050
Net Asset Value and Offering Price Per Share*
(net assets shares of beneficial interest outstanding)	$ 9.60	$ 9.62	$ 9.98
On sales of $100,000 or more, the offering price of Class A shares is reduced.
* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

S e e notes to financ ial statem e nts

31

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010

FINANCIAL STATEMENTS CON T ’ D

S t a t e m e n t s o f A s s e t s a n d L i a b i l i t i e s

As of March 31, 2010

	New York	Pennsylvania
	Limited Fund	Limited Fund
Assets
Investments —
Identified cost	$ 96,925,717	$64,402,420
Unrealized appreciation	3,245,060	2,205,807
Investments, at value	$100,170,777	$66,608,227
Interest receivable	$ 1,413,694	$ 766,813
Receivable for Fund shares sold	144,841	75,313
Total assets	$101,729,312	$67,450,353

Liabilities
Payable for investments purchased	$ —	$ 831,338
Payable for variation margin on open financial futures contracts	47,188	26,094
Payable for Fund shares redeemed	75,564	160,792
Distributions payable	150,113	102,851
Payable to affiliates:
Investment adviser fee	37,843	24,676
Distribution and service fees	32,277	20,181
Accrued expenses	76,944	63,404
Total liabilities	$ 419,929	$ 1,229,336
Net Assets	$101,309,383	$66,221,017

Sources of Net Assets
Paid-in capital	$104,071,341	$66,994,772
Accumulated net realized loss	(5,899,342)	(2,866,102)
Accumulated distributions in excess of net investment income	(71,714)	(102,851)
Net unrealized appreciation	3,209,098	2,195,198
Net Assets	$101,309,383	$66,221,017

Class A Shares
Net Assets	$ 71,237,987	$47,778,661
Shares Outstanding	6,993,072	4,748,305
Net Asset Value and Redemption Price Per Share
(net assets shares of beneficial interest outstanding)	$ 10.19	$ 10.06
Maximum Offering Price Per Share
(100 97.75 of net asset value per share)	$ 10.42	$ 10.29

Class B Shares
Net Assets	$ 1,745,849	$ 428,477
Shares Outstanding	171,506	42,581
Net Asset Value and Offering Price Per Share*
(net assets shares of beneficial interest outstanding)	$ 10.18	$ 10.06

Class C Shares
Net Assets	$ 28,325,547	$18,013,879
Shares Outstanding	2,924,414	1,887,617
Net Asset Value and Offering Price Per Share*
(net assets shares of beneficial interest outstanding)	$ 9.69	$ 9.54
On sales of $100,000 or more, the offering price of Class A shares is reduced.
* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

S e e notes to financ ial statem e nts
32

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010
FINANCIAL STATEMENTS CON T ’ D
S t a t e m e n t s o f O p e r a t i o n s
For the Year Ended March 31, 2010
	California	Massachusetts	New Jersey
	Limited Fund	Limited Fund	Limited Fund
Investment Income
Interest	$1,125,841	$2,754,504	$2,152,314
Total investment income	$1,125,841	$2,754,504	$2,152,314

Expenses
Investment adviser fee	$ 107,458	$ 272,065	$ 212,332
Distribution and service fees
Class A	32,606	74,558	70,466
Class B	4,562	5,758	6,301
Class C	15,568	124,834	17,389
Trustees’ fees and expenses	1,379	2,830	2,315
Custodian fee	30,353	53,299	44,360
Transfer and dividend disbursing agent fees	11,003	30,006	21,034
Legal and accounting services	37,973	37,825	38,028
Printing and postage	6,840	11,511	9,453
Registration fees	1,798	5,604	1,682
Miscellaneous	14,565	17,947	17,399
Total expenses	$ 264,105	$ 636,237	$ 440,759
Deduct —
Reduction of custodian fee	$ 113	$ 370	$ 403
Total expense reductions	$ 113	$ 370	$ 403

Net expenses	$ 263,992	$ 635,867	$ 440,356

Net investment income	$ 861,849	$2,118,637	$1,711,958

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$ 112,749	$ (154,333)	$ (12,252)
Financial futures contracts	98,469	275,901	369,030
Net realized gain	$ 211,218	$ 121,568	$ 356,778
Change in unrealized appreciation (depreciation) —
Investments	$1,171,779	$2,732,023	$1,829,957
Financial futures contracts	137,295	150,249	106,411
Net change in unrealized appreciation (depreciation)	$1,309,074	$2,882,272	$1,936,368

Net realized and unrealized gain	$1,520,292	$3,003,840	$2,293,146

Net increase in net assets from operations	$2,382,141	$5,122,477	$4,005,104

S e e notes to financ ial statem e nts
33

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010
FINANCIAL STATEMENTS CON T ’ D
S t a t e m e n t s o f O p e r a t i o n s
For the Year Ended March 31, 2010
	New York	Pennsylvania
	Limited Fund	Limited Fund
Investment Income
Interest	$4,307,452	$2,690,876
Total investment income	$4,307,452	$2,690,876

Expenses
Investment adviser fee	$ 425,115	$ 256,304
Distribution and service fees
Class A	103,686	64,063
Class B	16,238	4,887
Class C	229,126	142,598
Trustees’ fees and expenses	3,983	2,672
Custodian fee	71,486	48,655
Transfer and dividend disbursing agent fees	40,820	29,831
Legal and accounting services	56,217	39,806
Printing and postage	15,473	12,102
Registration fees	3,946	905
Miscellaneous	21,846	18,504
Total expenses	$ 987,936	$ 620,327
Deduct —
Reduction of custodian fee	$ 376	$ 522
Total expense reductions	$ 376	$ 522

Net expenses	$ 987,560	$ 619,805

Net investment income	$3,319,892	$2,071,071

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$ 139,527	$ 111,554
Financial futures contracts	380,428	185,587
Net realized gain	$ 519,955	$ 297,141
Change in unrealized appreciation (depreciation) —
Investments	$5,260,404	$1,429,654
Financial futures contracts	253,216	155,731
Net change in unrealized appreciation (depreciation)	$5,513,620	$1,585,385

Net realized and unrealized gain	$6,033,575	$1,882,526

Net increase in net assets from operations	$9,353,467	$3,953,597

S e e notes to financ ial statem e nts
34

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010

FINANCIAL STATEMENTS CON T ’ D

S t a t e m e n t s o f C h a n g e s i n N e t A s s e t s

For the Year Ended March 31, 2010

	California	Massachusetts	New Jersey
Increase (Decrease) in Net Assets	Limited Fund	Limited Fund	Limited Fund
From operations —
Net investment income	$ 861,849	$ 2,118,637	$ 1,711,958
Net realized gain from investment transactions and financial futures contracts	211,218	121,568	356,778
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	1,309,074	2,882,272	1,936,368
Net increase in net assets from operations	$ 2,382,141	$ 5,122,477	$ 4,005,104
Distributions to shareholders —
From net investment income
Class A	$ (829,431)	$ (1,771,858)	$ (1,656,007)
Class B	(15,968)	(18,265)	(19,561)
Class C	(53,155)	(392,962)	(52,520)
Total distributions to shareholders	$ (898,554)	$ (2,183,085)	$ (1,728,088)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$ 5,642,152	$10,047,532	$ 9,033,711
Class B	194,488	225,178	265,807
Class C	1,264,574	3,182,147	2,923,165
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	469,023	1,223,416	1,046,300
Class B	5,544	13,254	12,852
Class C	26,681	263,067	41,216
Cost of shares redeemed
Class A	(4,270,925)	(8,157,262)	(5,514,945)
Class B	(605,022)	(208,712)	(34,410)
Class C	(877,393)	(1,872,766)	(159,331)
Net asset value of shares exchanged
Class A	227,825	473,563	233,990
Class B	(227,825)	(473,563)	(233,990)
Net increase in net assets from Fund share transactions	$ 1,849,122	$ 4,715,854	$ 7,614,365

Net increase in net assets	$ 3,332,709	$ 7,655,246	$ 9,891,381

Net Assets
At beginning of year	$22,697,542	$60,321,830	$42,912,918
At end of year	$26,030,251	$67,977,076	$52,804,299

Accumulated distributions in excess of net investment income included in net assets
At end of year	$ (41,811)	$ (11,829)	$ (11,907)

S e e notes to financ ial statem e nts
35

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010

FINANCIAL STATEMENTS CON T ’ D

S t a t e m e n t s o f C h a n g e s i n N e t A s s e t s

For the Year Ended March 31, 2010

	New York	Pennsylvania
Increase (Decrease) in Net Assets	Limited Fund	Limited Fund
From operations —
Net investment income	$ 3,319,892	$ 2,071,071
Net realized gain from investment transactions and financial futures contracts	519,955	297,141
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	5,513,620	1,585,385
Net increase in net assets from operations	$ 9,353,467	$ 3,953,597
Distributions to shareholders —
From net investment income
Class A	$ (2,552,877)	$ (1,614,013)
Class B	(53,445)	(16,553)
Class C	(749,675)	(480,525)
Total distributions to shareholders	$ (3,355,997)	$ (2,111,091)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$ 14,188,465	$15,001,981
Class B	703,304	560,965
Class C	7,801,224	5,972,721
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,931,191	1,058,988
Class B	33,552	12,794
Class C	472,740	237,780
Cost of shares redeemed
Class A	(12,849,051)	(6,697,801)
Class B	(643,583)	(88,986)
Class C	(4,240,680)	(2,574,750)
Net asset value of shares exchanged
Class A	442,153	626,081
Class B	(442,153)	(626,081)
Net increase in net assets from Fund share transactions	$ 7,397,162	$13,483,692

Net increase in net assets	$ 13,394,632	$15,326,198

Net Assets
At beginning of year	$ 87,914,751	$50,894,819
At end of year	$101,309,383	$66,221,017

Accumulated distributions in excess of net investment income included in net assets

At end of year	$ (71,714)	$ (102,851)

S e e notes to financ ial statem e nts
36

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010

FINANCIAL STATEMENTS CON T ’ D

S t a t e m e n t s o f C h a n g e s i n N e t A s s e t s

For the Year Ended March 31, 2009

	California	Massachusetts	New Jersey
Increase (Decrease) in Net Assets	Limited Fund	Limited Fund	Limited Fund
From operations —
Net investment income	$ 1,212,601	$ 2,159,749	$ 1,556,306
Net realized loss from investment transactions and financial futures contracts	(1,659,890)	(1,685,266)	(1,018,458)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(959,631)	(925,198)	(645,731)
Net decrease in net assets from operations	$ (1,406,920)	$ (450,715)	$ (107,883)
Distributions to shareholders —
From net investment income
Class A	$ (1,154,391)	$ (1,759,322)	$ (1,566,533)
Class B	(24,016)	(36,864)	(21,357)
Class C	(57,793)	(384,049)	(10,635)
Total distributions to shareholders	$ (1,236,200)	$ (2,180,235)	$ (1,598,525)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$ 3,984,258	$ 18,333,272	$ 15,722,875
Class B	539,587	589,942	452,095
Class C	805,254	2,274,534	712,065
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	601,551	1,160,179	951,726
Class B	9,345	25,695	14,394
Class C	19,124	250,969	7,384
Cost of shares redeemed
Class A	(18,931,650)	(21,217,161)	(16,399,535)
Class B	(60,142)	(248,539)	(69,515)
Class C	(297,771)	(2,352,902)	(329,870)
Net asset value of shares exchanged
Class A	173,098	1,087,537	523,381
Class B	(173,098)	(1,087,537)	(523,381)
Net increase (decrease) in net assets from Fund share transactions	$ (13,330,444)	$ (1,184,011)	$ 1,061,619

Net decrease in net assets	$ (15,973,564)	$ (3,814,961)	$ (644,789)

Net Assets
At beginning of year	$ 38,671,106	$ 64,136,791	$ 43,557,707
At end of year	$ 22,697,542	$ 60,321,830	$ 42,912,918

Accumulated undistributed (distributions in excess of) net
investment income included in net assets
At end of year	$ (25,722)	$ 42,579	$ 15,674

S e e notes to financ ial statem e nts
37

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010

FINANCIAL STATEMENTS CON T ’ D

S t a t e m e n t s o f C h a n g e s i n N e t A s s e t s

For the Year Ended March 31, 2009

	New York	Pennsylvania
Increase (Decrease) in Net Assets	Limited Fund	Limited Fund
From operations —
Net investment income	$ 3,433,951	$ 1,987,838
Net realized loss from investment transactions and financial futures contracts	(3,065,074)	(1,168,523)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(3,195,603)	(583,027)
Net increase (decrease) in net assets from operations	$ (2,826,726)	$ 236,288
Distributions to shareholders —
From net investment income
Class A	$ (2,704,516)	$ (1,533,981)
Class B	(55,791)	(26,780)
Class C	(753,275)	(413,985)
Total distributions to shareholders	$ (3,513,582)	$ (1,974,746)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$ 13,356,546	$ 10,073,900
Class B	1,320,383	370,834
Class C	7,388,421	3,305,521
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,979,581	778,812
Class B	30,351	17,859
Class C	448,913	158,792
Cost of shares redeemed
Class A	(19,790,596)	(13,033,002)
Class B	(489,656)	(270,844)
Class C	(7,250,841)	(2,625,503)
Net asset value of shares exchanged
Class A	795,658	702,719
Class B	(795,658)	(702,719)
Net decrease in net assets from Fund share transactions	$ (3,006,898)	$ (1,223,631)

Net decrease in net assets	$ (9,347,206)	$ (2,962,089)

Net Assets
At beginning of year	$ 97,261,957	$ 53,856,908
At end of year	$ 87,914,751	$ 50,894,819

Accumulated distributions in excess of net investment income included in net assets
At end of year	$ (44,011)	$ (53,831)

S e e notes to financ ial statem e nts
38

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010
FINANCIAL STATEMENTS CON T ’ D
F i n a n c i a l H i g h l i g h t s

		California Limited Fund — Class A
			Year Ended March 31,
	2010	2009	2008	2007	2006
Net asset value — Beginning of year	$ 9.290	$10.030	$10.410	$10.330	$10.290

Income (Loss) From Operations
Net investment income(1)	$ 0.359	$ 0.376	$ 0.381	$ 0.378	$ 0.377
Net realized and unrealized gain (loss)	0.655	(0.734)	(0.380)	0.082	0.036
Total income (loss) from operations	$ 1.014	$ (0.358)	$ 0.001	$ 0.460	$ 0.413

Less Distributions
From net investment income	$ (0.374)	$ (0.382)	$ (0.381)	$ (0.380)	$ (0.373)
Total distributions	$ (0.374)	$ (0.382)	$ (0.381)	$ (0.380)	$ (0.373)
Net asset value — End of year	$ 9.930	$ 9.290	$10.030	$10.410	$10.330
Total Return(2)	11.04%	(3.67)%	0.00%(3)	4.52%	4.06%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$23,432	$20,017	$36,615	$35,937	$33,830
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	1.03%	0.94%	0.85%	0.93%	0.86%
Expenses after custodian fee reduction	1.03%	0.93%	0.82%	0.90%	0.84%
Net investment income	3.66%	3.87%	3.70%	3.65%	3.64%
Portfolio Turnover	22%	7%	55%	32%	28%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Amount is less than 0.01%.

S e e notes to financ ial statem e nts
39

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010
FINANCIAL STATEMENTS CON T ’ D
F i n a n c i a l H i g h l i g h t s

		California Limited Fund — Class B
			Year Ended March 31,
	2010	2009	2008	2007	2006
Net asset value — Beginning of year	$ 9.260	$10.000	$10.370	$10.300	$10.260

Income (Loss) From Operations
Net investment income(1)	$ 0.294	$ 0.299	$ 0.304	$ 0.303	$ 0.298
Net realized and unrealized gain (loss)	0.647	(0.733)	(0.372)	0.068	0.035
Total income (loss) from operations	$ 0.941	$ (0.434)	$ (0.068)	$ 0.371	$ 0.333

Less Distributions
From net investment income	$(0.301)	$ (0.306)	$ (0.302)	$ (0.301)	$ (0.293)
Total distributions	$(0.301)	$ (0.306)	$ (0.302)	$ (0.301)	$ (0.293)
Net asset value — End of year	$ 9.900	$ 9.260	$10.000	$10.370	$10.300
Total Return(2)	10.26%	(4.42)%	(0.68)%	3.64%	3.28%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 270	$ 860	$ 607	$ 770	$ 2,687
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	1.78%	1.70%	1.60%	1.68%	1.61%
Expenses after custodian fee reduction	1.78%	1.68%	1.57%	1.65%	1.59%
Net investment income	3.04%	3.14%	2.96%	2.94%	2.89%
Portfolio Turnover	22%	7%	55%	32%	28%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

S e e notes to financ ial statem e nts
40

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010
FINANCIAL STATEMENTS CON T ’ D
F i n a n c i a l H i g h l i g h t s

		California Limited Fund — Class C
			Year Ended March 31,
	2010	2009	2008	2007	2006
Net asset value — Beginning of year	$ 8.980	$ 9.690	$10.050	$ 9.980	$ 9.950

Income (Loss) From Operations
Net investment income(1)	$ 0.276	$ 0.290	$ 0.294	$ 0.280	$ 0.282
Net realized and unrealized gain (loss)	0.636	(0.703)	(0.361)	0.082	0.034
Total income (loss) from operations	$ 0.912	$(0.413)	$ (0.067)	$ 0.362	$ 0.316

Less Distributions
From net investment income	$(0.292)	$(0.297)	$ (0.293)	$(0.292)	$(0.286)
Total distributions	$(0.292)	$(0.297)	$ (0.293)	$ (0.292)	$(0.286)
Net asset value — End of year	$ 9.600	$ 8.980	$ 9.690	$10.050	$ 9.980
Total Return(2)	10.25%	(4.35)%	(0.69)%	3.67%	3.15%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 2,328	$ 1,820	$ 1,449	$ 562	$ 22
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	1.78%	1.70%	1.60%	1.68%	1.61%
Expenses after custodian fee reduction	1.78%	1.68%	1.57%	1.65%	1.59%
Net investment income	2.91%	3.12%	2.96%	2.78%	2.83%
Portfolio Turnover	22%	7%	55%	32%	28%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

S e e notes to financ ial statem e nts
41

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010
FINANCIAL STATEMENTS CON T ’ D
F i n a n c i a l H i g h l i g h t s

		Massachusetts Limited Fund — Class A
			Year Ended March 31,
	2010	2009	2008	2007	2006
Net asset value — Beginning of year	$ 9.560	$ 9.970	$10.200	$10.110	$10.180

Income (Loss) From Operations
Net investment income(1)	$ 0.347	$ 0.360	$ 0.371	$ 0.372	$ 0.367
Net realized and unrealized gain (loss)	0.490	(0.407)	(0.231)	0.092	(0.074)
Total income (loss) from operations	$ 0.837	$ (0.047)	$ 0.140	$ 0.464	$ 0.293

Less Distributions
From net investment income	$ (0.357)	$ (0.363)	$ (0.370)	$ (0.374)	$ (0.363)
Total distributions	$ (0.357)	$ (0.363)	$ (0.370)	$ (0.374)	$ (0.363)
Net asset value — End of year	$10.040	$ 9.560	$ 9.970	$10.200	$10.110
Total Return(2)	8.83%	(0.50)%	1.39%	4.66%	2.90%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$52,719	$46,857	$49,514	$45,300	$47,407
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	0.82%	0.85%	0.84%	0.84%	0.82%
Expenses after custodian fee reduction	0.82%	0.84%	0.83%	0.82%	0.81%
Net investment income	3.47%	3.69%	3.67%	3.65%	3.59%
Portfolio Turnover	11%	16%	14%	14%	7%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

S e e notes to financ ial statem e nts
42

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010
FINANCIAL STATEMENTS CON T ’ D
F i n a n c i a l H i g h l i g h t s

		Massachusetts Limited Fund — Class B
			Year Ended March 31,
	2010	2009	2008	2007	2006
Net asset value — Beginning of year	$ 9.560	$ 9.960	$10.200	$10.110	$10.170

Income (Loss) From Operations
Net investment income(1)	$ 0.275	$ 0.288	$ 0.297	$ 0.295	$ 0.289
Net realized and unrealized gain (loss)	0.479	(0.399)	(0.244)	0.092	(0.066)
Total income (loss) from operations	$ 0.754	$(0.111)	$ 0.053	$ 0.387	$ 0.223

Less Distributions
From net investment income	$(0.284)	$(0.289)	$ (0.293)	$ (0.297)	$ (0.283)
Total distributions	$ (0.284)	$(0.289)	$ (0.293)	$ (0.297)	$ (0.283)
Net asset value — End of year	$10.030	$ 9.560	$ 9.960	$10.200	$10.110
Total Return(2)	7.94%	(1.15)%	0.52%	3.87%	2.20%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 451	$ 854	$ 1,628	$ 3,648	$ 7,234
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	1.57%	1.60%	1.60%	1.59%	1.57%
Expenses after custodian fee reduction	1.57%	1.59%	1.58%	1.57%	1.56%
Net investment income	2.76%	2.94%	2.94%	2.91%	2.83%
Portfolio Turnover	11%	16%	14%	14%	7%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

S e e notes to financ ial statem e nts
43

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010
FINANCIAL STATEMENTS CON T ’ D
F i n a n c i a l H i g h l i g h t s

		Massachusetts Limited Fund — Class C
			Year Ended March 31,
	2010	2009	2008	2007	2006
Net asset value — Beginning of year	$ 9.160	$ 9.550	$ 9.770	$ 9.690	$ 9.740

Income (Loss) From Operations
Net investment income(1)	$ 0.260	$ 0.274	$ 0.284	$ 0.284	$ 0.278
Net realized and unrealized gain (loss)	0.472	(0.387)	(0.223)	0.081	(0.057)
Total income (loss) from operations	$ 0.732	$ (0.113)	$ 0.061	$ 0.365	$ 0.221

Less Distributions
From net investment income	$ (0.272)	$ (0.277)	$ (0.281)	$ (0.285)	$ (0.271)
Total distributions	$ (0.272)	$ (0.277)	$ (0.281)	$ (0.285)	$ (0.271)
Net asset value — End of year	$ 9.620	$ 9.160	$ 9.550	$ 9.770	$ 9.690
Total Return(2)	8.05%	(1.22)%	0.63%	3.81%	2.28%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$14,807	$12,611	$12,995	$14,139	$19,901
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	1.57%	1.60%	1.60%	1.59%	1.57%
Expenses after custodian fee reduction	1.57%	1.59%	1.58%	1.57%	1.56%
Net investment income	2.71%	2.93%	2.93%	2.91%	2.84%
Portfolio Turnover	11%	16%	14%	14%	7%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

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44

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010
FINANCIAL STATEMENTS CON T ’ D
F i n a n c i a l H i g h l i g h t s

		New Jersey Limited Fund — Class A
			Year Ended March 31,
	2010	2009	2008	2007	2006
Net asset value — Beginning of year	$ 9.490	$ 9.900	$10.210	$10.110	$10.100

Income (Loss) From Operations
Net investment income(1)	$ 0.347	$ 0.363	$ 0.372	$ 0.392	$ 0.371
Net realized and unrealized gain (loss)	0.504	(0.401)	(0.298)	0.083	0.001
Total income (loss) from operations	$ 0.851	$ (0.038)	$ 0.074	$ 0.475	$ 0.372

Less Distributions
From net investment income	$ (0.351)	$ (0.372)	$ (0.384)	$ (0.375)	$ (0.362)
Total distributions	$ (0.351)	$ (0.372)	$ (0.384)	$ (0.375)	$ (0.362)
Net asset value — End of year	$ 9.990	$ 9.490	$ 9.900	$10.210	$10.110
Total Return(2)	9.05%	(0.39)%	0.74%	4.76%	3.74%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$48,745	$41,746	$42,612	$37,031	$37,080
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.85%	0.89%	0.91%	0.91%	0.88%
Interest and fee expense(3)	—	—	0.02%	—	—
Total expenses before custodian fee reduction	0.85%	0.89%	0.93%	0.91%	0.88%
Expenses after custodian fee reduction excluding interest and fees	0.85%	0.87%	0.88%	0.90%	0.87%
Net investment income	3.49%	3.76%	3.69%	3.85%	3.66%
Portfolio Turnover	6%	23%	12%	18%	25%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

S e e notes to financ ial statem e nts
45

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010
FINANCIAL STATEMENTS CON T ’ D
F i n a n c i a l H i g h l i g h t s

		New Jersey Limited Fund — Class B
			Year Ended March 31,
	2010	2009	2008	2007	2006
Net asset value — Beginning of year	$ 9.500	$ 9.900	$10.210	$10.100	$10.100

Income (Loss) From Operations
Net investment income(1)	$ 0.272	$ 0.291	$ 0.302	$ 0.316	$ 0.294
Net realized and unrealized gain (loss)	0.496	(0.393)	(0.305)	0.093	(0.009)
Total income (loss) from operations	$ 0.768	$(0.102)	$ (0.003)	$ 0.409	$ 0.285

Less Distributions
From net investment income	$(0.278)	$(0.298)	$ (0.307)	$ (0.299)	$ (0.285)
Total distributions	$(0.278)	$(0.298)	$ (0.307)	$ (0.299)	$ (0.285)
Net asset value — End of year	$ 9.990	$ 9.500	$ 9.900	$10.210	$10.100
Total Return(2)	8.15%	(1.05)%	(0.03)%	4.09%	2.85%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 694	$ 648	$ 801	$ 2,875	$ 5,992
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.60%	1.64%	1.66%	1.66%	1.63%
Interest and fee expense(3)	—	—	0.02%	—	—
Total expenses before custodian fee reduction	1.60%	1.64%	1.68%	1.66%	1.63%
Expenses after custodian fee reduction excluding interest and fees	1.60%	1.62%	1.64%	1.65%	1.62%
Net investment income	2.74%	3.01%	2.99%	3.11%	2.91%
Portfolio Turnover	6%	23%	12%	18%	25%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

S e e notes to financ ial statem e nts
46

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010
FINANCIAL STATEMENTS CON T ’ D
F i n a n c i a l H i g h l i g h t s

		New Jersey Limited Fund — Class C
		Year Ended March 31,		Period Ended
	2010	2009	2008	March 31, 2007(1)
Net asset value — Beginning of period	$ 9.490	$ 9.910	$10.210	$10.110

Income (Loss) From Operations
Net investment income(2)	$ 0.270	$ 0.291	$ 0.289	$ 0.210
Net realized and unrealized gain (loss)	0.498	(0.412)	(0.282)	0.089
Total income (loss) from operations	$ 0.768	$(0.121)	$ 0.007	$ 0.299

Less Distributions
From net investment income	$(0.278)	$(0.299)	$ (0.307)	$ (0.199)
Total distributions	$(0.278)	$(0.299)	$ (0.307)	$ (0.199)
Net asset value — End of period	$ 9.980	$ 9.490	$ 9.910	$10.210
Total Return(3)	8.15%	(1.24)%	0.08%	2.84%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 3,365	$ 519	$ 144	$ 1
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.59%	1.64%	1.64%	1.63%(5)
Interest and fee expense(6)	—	—	0.02%	—
Total expenses before custodian fee reduction	1.59%	1.64%	1.66%	1.63%(5)
Expenses after custodian fee reduction excluding interest and fees	1.59%	1.62%	1.61%	1.62%(5)
Net investment income	2.70%	3.03%	2.87%	3.09%(5)
Portfolio Turnover	6%	23%	12%	18%(7)

(1)	For the period from the commencement of offering of Class C shares, August 1, 2006, to March 31, 2007.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	Annualized.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.
(7)	For the year ended March 31, 2007.

S e e notes to financ ial statem e nts
47

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010
FINANCIAL STATEMENTS CON T ’ D
F i n a n c i a l H i g h l i g h t s

		New York Limited Fund — Class A
			Year Ended March 31,
	2010	2009	2008	2007	2006
Net asset value — Beginning of year	$ 9.550	$10.200	$10.600	$10.480	$10.540

Income (Loss) From Operations
Net investment income(1)	$ 0.368	$ 0.387	$ 0.402	$ 0.395	$ 0.388
Net realized and unrealized gain (loss)	0.644	(0.642)	(0.405)	0.118	(0.059)
Total income (loss) from operations	$ 1.012	$ (0.255)	$ (0.003)	$ 0.513	$ 0.329

Less Distributions
From net investment income	$ (0.372)	$ (0.395)	$ (0.397)	$ (0.393)	$ (0.389)
Total distributions	$ (0.372)	$ (0.395)	$ (0.397)	$ (0.393)	$ (0.389)
Net asset value — End of year	$10.190	$ 9.550	$10.200	$10.600	$10.480
Total Return(2)	10.72%	(2.56)%	(0.03)%	4.97%	3.15%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$71,238	$63,159	$71,401	$72,201	$59,546
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.81%	0.80%	0.82%	0.82%	0.82%
Interest and fee expense(3)	—	—	0.01%	0.02%	—
Total expenses before custodian fee reduction	0.81%	0.80%	0.83%	0.84%	0.82%
Expenses after custodian fee reduction excluding interest and fees	0.81%	0.79%	0.81%	0.81%	0.81%
Net investment income	3.66%	3.92%	3.85%	3.73%	3.67%
Portfolio Turnover	6%	22%	14%	22%	22%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

S e e notes to financ ial statem e nts
48

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010
FINANCIAL STATEMENTS CON T ’ D
F i n a n c i a l H i g h l i g h t s

		New York Limited Fund — Class B
			Year Ended March 31,
	2010	2009	2008	2007	2006
Net asset value — Beginning of year	$ 9.540	$10.190	$10.590	$10.470	$10.530

Income (Loss) From Operations
Net investment income(1)	$ 0.293	$ 0.312	$ 0.324	$ 0.317	$ 0.308
Net realized and unrealized gain (loss)	0.644	(0.643)	(0.406)	0.117	(0.061)
Total income (loss) from operations	$ 0.937	$ (0.331)	$ (0.082)	$ 0.434	$ 0.247

Less Distributions
From net investment income	$(0.297)	$ (0.319)	$ (0.318)	$ (0.314)	$ (0.307)
Total distributions	$ (0.297)	$ (0.319)	$ (0.318)	$ (0.314)	$ (0.307)
Net asset value — End of year	$10.180	$ 9.540	$10.190	$10.590	$10.470
Total Return(2)	9.92%	(3.31)%	(0.79)%	4.19%	2.36%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 1,746	$ 1,976	$ 2,017	$ 4,457	$ 8,978
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.56%	1.55%	1.57%	1.56%	1.57%
Interest and fee expense(3)	—	—	0.01%	0.02%	—
Total expenses before custodian fee reduction	1.56%	1.55%	1.58%	1.58%	1.57%
Expenses after custodian fee reduction excluding interest and fees	1.56%	1.54%	1.56%	1.57%	1.56%
Net investment income	2.92%	3.17%	3.10%	3.00%	2.92%
Portfolio Turnover	6%	22%	14%	22%	22%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

S e e notes to financ ial statem e nts
49

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010
FINANCIAL STATEMENTS CON T ’ D
F i n a n c i a l H i g h l i g h t s

		New York Limited Fund — Class C
			Year Ended March 31,
	2010	2009	2008	2007	2006
Net asset value — Beginning of year	$ 9.080	$ 9.690	$10.070	$ 9.960	$10.020

Income (Loss) From Operations
Net investment income(1)	$ 0.278	$ 0.297	$ 0.308	$ 0.301	$ 0.294
Net realized and unrealized gain (loss)	0.615	(0.603)	(0.385)	0.107	(0.062)
Total income (loss) from operations	$ 0.893	$ (0.306)	$ (0.077)	$ 0.408	$ 0.232

Less Distributions
From net investment income	$ (0.283)	$ (0.304)	$ (0.303)	$ (0.298)	$ (0.292)
Total distributions	$ (0.283)	$ (0.304)	$ (0.303)	$ (0.298)	$ (0.292)
Net asset value — End of year	$ 9.690	$ 9.080	$ 9.690	$10.070	$ 9.960
Total Return(2)	9.92%	(3.22)%	(0.78)%	4.14%	2.32%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$28,326	$22,780	$23,844	$22,155	$26,477
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.56%	1.55%	1.57%	1.56%	1.57%
Interest and fee expense(3)	—	—	0.01%	0.02%	—
Total expenses before custodian fee reduction	1.56%	1.55%	1.58%	1.58%	1.57%
Expenses after custodian fee reduction excluding interest and fees	1.56%	1.55%	1.56%	1.57%	1.56%
Net investment income	2.90%	3.17%	3.10%	3.00%	2.92%
Portfolio Turnover	6%	22%	14%	22%	22%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

S e e notes to financ ial statem e nts
50

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010
FINANCIAL STATEMENTS CON T ’ D
F i n a n c i a l H i g h l i g h t s

		Pennsylvania Limited Fund — Class A
			Year Ended March 31,
	2010	2009	2008	2007	2006
Net asset value — Beginning of year	$ 9.720	$10.030	$10.360	$10.270	$10.280

Income (Loss) From Operations
Net investment income(1)	$ 0.372	$ 0.393	$ 0.393	$ 0.396	$ 0.394
Net realized and unrealized gain (loss)	0.348	(0.313)	(0.327)	0.087	(0.004)
Total income from operations	$ 0.720	$ 0.080	$ 0.066	$ 0.483	$ 0.390

Less Distributions
From net investment income	$ (0.380)	$ (0.390)	$ (0.396)	$ (0.393)	$ (0.400)
Total distributions	$ (0.380)	$ (0.390)	$ (0.396)	$ (0.393)	$ (0.400)
Net asset value — End of year	$10.060	$ 9.720	$10.030	$10.360	$10.270
Total Return(2)	7.49%	0.83%	0.64%	4.78%	3.84%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$47,779	$36,461	$39,272	$33,998	$34,592
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	0.84%	0.87%	0.88%	0.88%	0.87%
Expenses after custodian fee reduction	0.84%	0.86%	0.85%	0.86%	0.85%
Net investment income	3.71%	4.00%	3.84%	3.83%	3.82%
Portfolio Turnover	6%	19%	12%	11%	22%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

S e e notes to financ ial statem e nts
51

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010
FINANCIAL STATEMENTS CON T ’ D
F i n a n c i a l H i g h l i g h t s

		Pennsylvania Limited Fund — Class B
			Year Ended March 31,
	2010	2009	2008	2007	2006
Net asset value — Beginning of year	$ 9.720	$10.030	$10.360	$10.270	$10.280

Income (Loss) From Operations
Net investment income(1)	$ 0.300	$ 0.319	$ 0.318	$ 0.319	$ 0.317
Net realized and unrealized gain (loss)	0.346	(0.314)	(0.329)	0.087	(0.005)
Total income (loss) from operations	$ 0.646	$ 0.005	$ (0.011)	$ 0.406	$ 0.312

Less Distributions
From net investment income	$(0.306)	$ (0.315)	$ (0.319)	$ (0.316)	$ (0.322)
Total distributions	$ (0.306)	$ (0.315)	$ (0.319)	$ (0.316)	$ (0.322)
Net asset value — End of year	$10.060	$ 9.720	$10.030	$10.360	$10.270
Total Return(2)	6.70%	0.06%	(0.11)%	4.01%	3.06%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 428	$ 550	$ 1,159	$ 3,714	$ 6,962
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	1.59%	1.62%	1.63%	1.63%	1.62%
Expenses after custodian fee reduction	1.59%	1.61%	1.60%	1.61%	1.60%
Net investment income	3.00%	3.25%	3.10%	3.08%	3.07%
Portfolio Turnover	6%	19%	12%	11%	22%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

S e e notes to financ ial statem e nts
52

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010
FINANCIAL STATEMENTS CON T ’ D
F i n a n c i a l H i g h l i g h t s

		Pennsylvania Limited Fund — Class C
			Year Ended March 31,
	2010	2009	2008	2007	2006
Net asset value — Beginning of year	$ 9.210	$ 9.510	$ 9.820	$ 9.740	$ 9.750

Income (Loss) From Operations
Net investment income(1)	$ 0.282	$ 0.303	$ 0.301	$ 0.302	$ 0.300
Net realized and unrealized gain (loss)	0.337	(0.304)	(0.308)	0.078	(0.006)
Total income (loss) from operations	$ 0.619	$ (0.001)	$ (0.007)	$ 0.380	$ 0.294

Less Distributions
From net investment income	$ (0.289)	$ (0.299)	$ (0.303)	$ (0.300)	$ (0.304)
Total distributions	$ (0.289)	$ (0.299)	$ (0.303)	$ (0.300)	$ (0.304)
Net asset value — End of year	$ 9.540	$ 9.210	$ 9.510	$ 9.820	$ 9.740
Total Return(2)	6.78%	(0.01)%	(0.08)%	3.95%	3.05%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$18,014	$13,884	$13,427	$14,209	$15,894
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	1.59%	1.62%	1.63%	1.63%	1.62%
Expenses after custodian fee reduction	1.59%	1.61%	1.60%	1.61%	1.60%
Net investment income	2.96%	3.25%	3.10%	3.08%	3.07%
Portfolio Turnover	6%	19%	12%	11%	22%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

S e e notes to financ ial statem e nts
53

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies

Eaton Vance Investment Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of seven funds, five of which, each non-diversified, are included in these financial statements. They include Eaton Vance California Limited Maturity Municipal Income Fund (formerly, Eaton Vance California Limited Maturity Municipals Fund) (California Limited Fund), Eaton Vance Massachusetts Limited Maturity Municipal Income Fund (formerly, Eaton Vance Massachusetts Limited Maturity Municipals Fund) (Massachusetts Limited Fund), Eaton Vance New Jersey Limited Maturity Municipal Income Fund (formerly, Eaton Vance New Jersey Limited Maturity Municipals Fund) (New Jersey Limited Fund), Eaton Vance New York Limited Maturity Municipal Income Fund (formerly, Eaton Vance New York Limited Maturity Municipals Fund) (New York Limited Fund) and Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund (formerly, Eaton Vance Pennsylvania Limited Maturity Municipals Fund) (Pennsylvania Limited Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds seek to provide a high level of current income exempt from regular federal income tax and from particular state or local income or other taxes, as applicable. The Funds also seek to provide limited principal fluctuation. The Funds offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares of each Fund held for the longer of (i) four years or (ii) the time at which the contingent deferred sales charge applicable to such shares expires will automatically convert to Class A shares as described in each Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations

(including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations furnished by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/ dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations, maturing in sixty days or less, are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/dealers. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income,

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010
NOTES TO FINANCIAL STATEMENTS CON T ’D

and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At March 31, 2010, the following Funds, for federal income tax purposes, had capital loss carryforwards which will reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

Fund	Amount	Expiration Date
California Limited	$ 46,725	March 31, 2011
	13,351	March 31, 2012
	384,970	March 31, 2013
	176,040	March 31, 2015
	146,189	March 31, 2016
	461,024	March 31, 2017
	1,038,422	March 31, 2018

Massachusetts Limited	$ 398,029	March 31, 2011
	393,962	March 31, 2012
	1,336,686	March 31, 2013
	25,938	March 31, 2014
	103,860	March 31, 2016
	1,158,951	March 31, 2017
	869,381	March 31, 2018

New Jersey Limited	$ 129,576	March 31, 2011
	298,472	March 31, 2012
	728,451	March 31, 2013
	126,854	March 31, 2017
	771,617	March 31, 2018

New York Limited	$ 144,635	March 31, 2011
	483,774	March 31, 2012
	1,522,094	March 31, 2013
	97,867	March 31, 2015
	394,181	March 31, 2016
	718,716	March 31, 2017
	2,585,819	March 31, 2018

Pennsylvania Limited	$ 400,339	March 31, 2011
	154,413	March 31, 2012
	954,523	March 31, 2013
	29,139	March 31, 2015
	107,086	March 31, 2016
	310,885	March 31, 2017
	975,763	March 31, 2018

Additionally, at March 31, 2010, the Massachusetts Limited Fund, New Jersey Limited Fund and New York Limited Fund had net capital losses of $18,637, $4,298 and $24,509, respectively, attributable to security transactions incurred after October 31, 2009. These net capital losses are treated as arising on the first day of the Funds’ taxable year ending March 31, 2011.

As of March 31, 2010, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended March 31, 2010 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and

Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

F Legal Fees — Legal fees and other related expenses

incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Trust’s

organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010
NOTES TO FINANCIAL STATEMENTS CON T ’D

Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

I Financial Futures Contracts — The Funds may enter into financial futures contracts. The Funds’ investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2 Distributions to Shareholders

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any), are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended March 31, 2010 and March 31, 2009 was as follows:

	California	Massachusetts	New Jersey	New York	Pennsylvania
Year Ended March 31, 2010	Limited Fund	Limited Fund	Limited Fund	Limited Fund	Limited Fund
Distributions declared from:
Tax-exempt income	$ 875,622	$ 2,183,085	$ 1,723,028	$ 3,352,445	$ 2,104,966
Ordinary income	$ 22,932	$ —	$ 5,060	$ 3,552	$ 6,125

	California	Massachusetts	New Jersey	New York	Pennsylvania
Year Ended March 31, 2009	Limited Fund	Limited Fund	Limited Fund	Limited Fund	Limited Fund
Distributions declared from:
Tax-exempt income	$ 1,236,067	$ 2,180,235	$ 1,581,063	$ 3,478,784	$ 1,972,680
Ordinary income	$ 133	$ —	$ 17,462	$ 34,798	$ 2,066

During the year ended March 31, 2010, the following amounts were reclassified due to the tax treatment of distributions in excess of net tax-exempt income, expired capital loss carryfowards and differences between book and tax accounting, primarily for accretion of market discount:

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010
NOTES TO FINANCIAL STATEMENTS CON T ’D

	California	Massachusetts	New Jersey	New York	Pennsylvania
	Limited Fund	Limited Fund	Limited Fund	Limited Fund	Limited Fund
Increase (decrease):
Paid-in capital	$ (21,801)	$ —	$ —	$ —	$ (65,607)
Accumulated net realized gain (loss)	$ 1,185	$ (10,040)	$ 11,451	$ (8,402)	$ 74,607
Accumulated undistributed (distributions in excess of) net investment income	$ 20,616	$ 10,040	$ (11,451)	$ 8,402	$ (9,000)

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of March 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	California	Massachusetts	New Jersey	New York	Pennsylvania
	Limited Fund	Limited Fund	Limited Fund	Limited Fund	Limited Fund
Undistributed tax-exempt income	$ —	$ 88,838	$ 66,771	$ 78,399	$ —
Capital loss carryforward and post October losses	$(2,266,721)	$(4,305,444)	$(2,059,268)	$(5,971,595)	$(2,932,148)
Net unrealized appreciation	$ 629,221	$ 3,353,195	$ 2,274,469	$ 3,281,351	$ 2,261,244
Other temporary differences	$ (41,811)	$ (100,667)	$ (78,678)	$ (150,113)	$ (102,851)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to futures contracts, accretion of market discount and the timing of recognizing distributions to shareholders.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) and is payable monthly. The annual asset rate and daily income rate are 0.30% and 3.00%, respectively, on average daily net assets of up to $500 million and at reduced rates as daily net assets exceed that level.

For the year ended March 31, 2010, investment adviser fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	Investment	Effective
Fund	Adviser Fee	Annual Rate
California Limited	$107,458	0.45%
Massachusetts Limited	272,065	0.42
New Jersey Limited	212,332	0.43
New York Limited	425,115	0.44
Pennsylvania Limited	256,304	0.43

EVM serves as administrator of each Fund, but receives no compensation. EVM serves as the sub-transfer agent of each Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM and Class A sales charges that the Funds were informed were received by EVD for the year ended March 31, 2010 were as follows:

	EVM’s Sub-
	Transfer Agent	EVD’s Class A
Fund	Fees	Sales Charges
California Limited	$ 456	$ 7,343
Massachusetts Limited	1,591	7,200
New Jersey Limited	1,020	5,599
New York Limited	2,104	5,739
Pennsylvania Limited	1,401	11,925

Except for Trustees of the Funds who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of the above organizations.

4 Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Fund will pay EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010
NOTES TO FINANCIAL STATEMENTS CON T ’D

facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.15% per annum of each Fund’s average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the year ended March 31, 2010 for Class A shares amounted to the following:

Class A
Distribution and
Fund	Service Fees
California Limited	$ 32,606
Massachusetts Limited	74,558
New Jersey Limited	70,466
New York Limited	103,686
Pennsylvania Limited	64,063

Each Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require each Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the respective Funds. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 3% and 6.25% of the aggregate amount received by each Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended March 31, 2010, the Funds paid or accrued to EVD the following distribution fees, representing 0.75% of the average daily net assets of each Fund’s Class B and Class C shares:

	Class B	Class C
	Distribution	Distribution
Fund	Fees	Fees
California Limited	$ 3,802	$ 12,973
Massachusetts Limited	4,798	104,029
New Jersey Limited	5,251	14,491
New York Limited	13,532	190,938
Pennsylvania Limited	4,073	118,831

At March 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately as follows:

Fund	Class B	Class C
California Limited	$564,000	$ 185,000
Massachusetts Limited	587,000	5,270,000
New Jersey Limited	589,000	196,000
New York Limited	897,000	6,757,000
Pennsylvania Limited	395,000	6,576,000

The Class B and Class C Plans also authorize the Funds to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of the average daily net assets attributable to that class. The Trustees approved service fee payments equal to 0.15% per annum of each Fund’s average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended March 31, 2010 amounted to the following:

	Class B	Class C
Fund	Service Fees	Service Fees
California Limited	$ 760	$ 2,595
Massachusetts Limited	960	20,805
New Jersey Limited	1,050	2,898
New York Limited	2,706	38,188
Pennsylvania Limited	814	23,767

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year after purchase, declining half a percentage point in the second and third year and one percentage point in the fourth year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund’s Class B and Class C Plans. CDSCs received on

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010
NOTES TO FINANCIAL STATEMENTS CON T ’D

Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to each Fund. For the year ended March 31, 2010, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A, Class B and Class C shareholders:

Fund	Class A	Class B	Class C
California Limited	$ 10	$4,000	$1,000
Massachusetts Limited	—	3,000	900
New Jersey Limited	—	200	1,000
New York Limited	300	5,000	2,000
Pennsylvania Limited	—	300	2,000

6 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended March 31, 2010 were as follows:

Fund	Purchases	Sales
California Limited	$ 6,896,944	$5,271,809
Massachusetts Limited	11,929,221	6,633,112
New Jersey Limited	10,908,331	2,741,034
New York Limited	12,968,858	5,938,125
Pennsylvania Limited	16,375,328	3,435,790

7 Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

California Limited Fund
	Year Ended March 31,
Class A	2010	2009
Sales	573,248	406,183
Issued to shareholders electing to receive payments of
distributions in Fund shares	47,960	61,900
Redemptions	(437,727)	(1,982,872)
Exchange from Class B shares	23,271	17,572
Net increase (decrease)	206,752	(1,497,217)

	Year Ended March 31,
Class B	2010	2009
Sales	20,149	55,426
Issued to shareholders electing to receive payments of
distributions in Fund shares	570	970
Redemptions	(62,888)	(6,705)
Exchange to Class A shares	(23,337)	(17,624)
Net increase (decrease)	(65,506)	32,067

	Year Ended March 31,
Class C	2010	2009
Sales	133,085	84,507
Issued to shareholders electing to receive payments of
distributions in Fund shares	2,816	2,060
Redemptions	(95,956)	(33,411)
Net increase	39,945	53,156

Massachusetts Limited Fund
	Year Ended March 31,
Class A	2010	2009
Sales	999,405	1,898,025
Issued to shareholders electing to receive payments of
distributions in Fund shares	122,445	118,776
Redemptions	(819,299)	(2,196,838)
Exchange from Class B shares	47,364	112,871
Net increase (decrease)	349,915	(67,166)

	Year Ended March 31,
Class B	2010	2009
Sales	22,476	62,371
Issued to shareholders electing to receive payments of
distributions in Fund shares	1,331	2,627
Redemptions	(20,807)	(26,102)
Exchange to Class A shares	(47,392)	(112,954)
Net decrease	(44,392)	(74,058)

	Year Ended March 31,
Class C	2010	2009
Sales	330,825	244,370
Issued to shareholders electing to receive payments of
distributions in Fund shares	27,469	26,839
Redemptions	(195,341)	(255,603)
Net increase	162,953	15,606

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010
NOTES TO FINANCIAL STATEMENTS CON T ’D

New Jersey Limited Fund
	Year Ended March 31,
Class A	2010	2009
Sales	909,394	1,625,831
Issued to shareholders electing to receive payments of
distributions in Fund shares	105,345	98,385
Redemptions	(553,338)	(1,685,448)
Exchange from Class B shares	23,418	54,287
Net increase	484,819	93,055

	Year Ended March 31,
Class B	2010	2009
Sales	26,889	47,314
Issued to shareholders electing to receive payments of
distributions in Fund shares	1,295	1,484
Redemptions	(3,505)	(7,287)
Exchange to Class A shares	(23,412)	(54,248)
Net increase (decrease)	1,267	(12,737)

	Year Ended March 31,
Class C	2010	2009
Sales	294,181	73,272
Issued to shareholders electing to receive payments of
distributions in Fund shares	4,130	768
Redemptions	(15,958)	(33,903)
Net increase	282,353	40,137

New York Limited Fund
	Year Ended March 31,
Class A	2010	2009
Sales	1,408,361	1,362,132
Issued to shareholders electing to receive payments of
distributions in Fund shares	192,066	200,648
Redemptions	(1,267,850)	(2,028,966)
Exchange from Class B shares	44,349	80,064
Net increase (decrease)	376,926	(386,122)

	Year Ended March 31,
Class B	2010	2009
Sales	69,454	136,133
Issued to shareholders electing to receive payments of
distributions in Fund shares	3,345	3,076
Redemptions	(64,026)	(49,980)
Exchange to Class A shares	(44,372)	(80,100)
Net increase (decrease)	(35,599)	9,129

	Year Ended March 31,
Class C	2010	2009
Sales	810,949	788,590
Issued to shareholders electing to receive payments of
distributions in Fund shares	49,421	47,954
Redemptions	(445,447)	(786,587)
Net increase	414,923	49,957

Pennsylvania Limited Fund
	Year Ended March 31,
Class A	2010	2009
Sales	1,493,917	1,028,122
Issued to shareholders electing to receive payments of
distributions in Fund shares	105,591	79,460
Redemptions	(666,581)	(1,342,050)
Exchange from Class B shares	62,511	70,833
Net increase (decrease)	995,438	(163,635)

	Year Ended March 31,
Class B	2010	2009
Sales	56,118	37,999
Issued to shareholders electing to receive payments of
distributions in Fund shares	1,276	1,817
Redemptions	(8,929)	(27,931)
Exchange to Class A shares	(62,497)	(70,807)
Net decrease	(14,032)	(58,922)

	Year Ended March 31,
Class C	2010	2009
Sales	626,823	360,210
Issued to shareholders electing to receive payments of
distributions in Fund shares	24,994	17,064
Redemptions	(270,929)	(282,629)
Net increase	380,888	94,645

8 Federal Income Tax Basis of Investments The cost and unrealized appreciation (depreciation) of investments of each Fund at March 31, 2010, as determined on a federal income tax basis, were as follows:

California Limited Fund
Aggregate cost	$24,781,496
Gross unrealized appreciation	$ 868,430
Gross unrealized depreciation	(239,209)
Net unrealized appreciation	$ 629,221

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010
NOTES TO FINANCIAL STATEMENTS CON T ’D

Massachusetts Limited Fund
Aggregate cost	$64,290,032
Gross unrealized appreciation	$ 3,690,700
Gross unrealized depreciation	(337,505)
Net unrealized appreciation	$ 3,353,195

New Jersey Limited Fund
Aggregate cost	$50,207,835
Gross unrealized appreciation	$ 2,556,078
Gross unrealized depreciation	(281,609)
Net unrealized appreciation	$ 2,274,469

New York Limited Fund
Aggregate cost	$96,889,426
Gross unrealized appreciation	$ 4,248,424
Gross unrealized depreciation	(967,073)
Net unrealized appreciation	$ 3,281,351

Pennsylvania Limited Fund
Aggregate cost	$64,346,983
Gross unrealized appreciation	$ 2,884,811
Gross unrealized depreciation	(623,567)
Net unrealized appreciation	$ 2,261,244

9 Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. At March 31, 2010, the Massachusetts Limited Fund had a balance outstanding pursuant to this line of credit of $100,000 at an interest rate of 1.41%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at March 31, 2010. The Funds’ average borrowings or allocated fees during the year ended March 31, 2010 were not significant.

10 Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at March 31, 2010 is as follows:

Futures Contracts
					Net
					Unrealized
	Expiration			Aggregate	Appreciation
Fund	Date	Contracts	Position Cost	Value	(Depreciation)
California	6/10	18
Limited		U.S. 10-Year Treasury Note	Short	$ (2,083,999) $ (2,092,500)	$ (8,501)
	6/10	9
		U.S. 30-Year Treasury Bond	Short	(1,050,156) (1,045,125)	5,031
Massachusetts	6/10	41
Limited		U.S. 10-Year Treasury Note	Short	$ (4,746,888) $ (4,766,250)	$(19,362)
	6/10	30
		U.S. 30-Year Treasury Bond	Short	(3,490,270) (3,483,750)	6,520
New Jersey	6/10	70
Limited		U.S. 10-Year Treasury Note	Short	$ (8,104,443) $ (8,137,501)	$(33,058)
New York	6/10	94
Limited		U.S. 10-Year Treasury Note	Short	$(10,883,109) $(10,927,501)	$(44,392)
	6/10	38
		U.S. 30-Year Treasury Bond	Short	(4,421,180) (4,412,750)	8,430
Pennsylvania	6/10	40
Limited		U.S. 10-Year Treasury Note	Short	$ (4,631,110) $ (4,650,000)	$(18,890)
	6/10	29
		U.S. 30-Year Treasury Bond	Short	(3,375,906) (3,367,625)	8,281

At March 31, 2010, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Funds hold fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Funds may purchase and sell U.S. Treasury futures contracts to hedge against changes in interest rates.

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010
NOTES TO FINANCIAL STATEMENTS CON T ’D

The fair values of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at March 31, 2010 were as follows:

	Fair Value
	Asset Derivative(1)	Liability Derivative(2)
California Limited Fund
Futures Contracts	$5,031	$ (8,501)
Total	$5,031	$ (8,501)
Massachusetts Limited Fund
Futures Contracts	$6,520	$(19,362)
Total	$6,520	$(19,362)
New Jersey Limited Fund
Futures Contracts	$ —	$(33,058)
Total	$ —	$(33,058)
New York Limited Fund
Futures Contracts	$8,430	$(44,392)
Total	$8,430	$(44,392)
Pennsylvania Limited Fund
Futures Contracts	$8,281	$(18,890)
Total	$8,281	$(18,890)

(1)	Amount represents cumulative unrealized appreciation on futures contracts in the Futures Contracts table above.
Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

(2)

Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended March 31, 2010 was as follows:

		Change in
		Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Fund	Income(1)	Income(2)
California Limited	$ 98,469	$137,295
Massachusetts Limited	275,901	150,249
New Jersey Limited	369,030	106,411
New York Limited	380,428	253,216
Pennsylvania Limited	185,587	155,731

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional amounts of futures contracts outstanding during the year ended March 31, 2010, which are indicative of the volume of this derivative type, were approximately as follows:

Average Notional Amount –
Fund	Futures Contracts
California Limited	$ 2,738,000
Massachusetts Limited	7,492,000
New Jersey Limited	5,915,000
New York Limited	13,708,000
Pennsylvania Limited	6,900,000

11 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

  Level 1 – quoted prices in active markets for identical investments

  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

  Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2010, the inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010
NOTES TO FINANCIAL STATEMENTS CON T ’D

California Limited Fund
Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Asset Description	(Level 1)	(Level 2)	(Level 3)	Total
Tax-Exempt Investments	$ —	$25,410,717	$ —	$25,410,717
Total Investments	$ —	$25,410,717	$ —	$25,410,717
Futures Contracts	$ 5,031	$ —	$ —	$ 5,031
Total	$ 5,031	$25,410,717	$ —	$25,415,748

Liability Description
Futures Contracts	$(8,501) $	—	$ —	$ (8,501)
Total	$(8,501) $	—	$ —	$ (8,501)

Massachusetts Limited Fund
Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Asset Description	(Level 1)	(Level 2)	(Level 3)	Total
Tax-Exempt Investments	$ —	$67,643,227	$ —	$67,643,227
Total Investments	$ —	$67,643,227	$ —	$67,643,227
Futures Contracts	$ 6,520	$ —	$ —	$ 6,520
Total	$ 6,520	$67,643,227	$ —	$67,649,747

Liability Description
Futures Contracts	$ (19,362) $	—	$ —	$ (19,362)
Total	$ (19,362) $	—	$ —	$ (19,362)

New Jersey Limited Fund
Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Asset Description	(Level 1)	(Level 2)	(Level 3)	Total
Tax-Exempt Investments	$ —	$50,655,107	$ —	$50,655,107
Short-Term Investments	—	1,827,197	—	1,827,197
Total Investments	$ —	$52,482,304	$ —	$52,482,304

Liability Description
Futures Contracts	$(33,058) $	—	$ —	$ (33,058)
Total	$(33,058) $	—	$ —	$ (33,058)

New York Limited Fund
Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Asset Description	(Level 1)	(Level 2)	(Level 3)	Total
Tax-Exempt Investments	$ —	$ 98,119,683	$ —	$ 98,119,683
Short-Term Investments	—	2,051,094	—	2,051,094
Total Investments	$ —	$100,170,777	$ —	$100,170,777
Futures Contracts	$ 8,430	$ —	$ —	$ 8,430
Total	$ 8,430	$100,170,777	$ —	$100,179,207

Liability Description
Futures Contracts	$(44,392) $	—	$ —	$ (44,392)
Total	$(44,392) $	—	$ —	$ (44,392)

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010

NOTES TO FINANCIAL STATEMENTS CON T ’D

Pennsylvania Limited Fund
	Quoted
	Prices in
	Active	Significant
	Markets for Other		Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Asset Description	(Level 1)	(Level 2)	(Level 3)	Total
Tax-Exempt Investments	$ —	$64,354,520	$ —	$64,354,520
Short-Term Investments	—	2,253,707	—	2,253,707

Total Investments	$ — $66,608,227		$ —	$66,608,227

Futures Contracts	$ 8,281	$ —	$ —	$ 8,281

Total	$ 8,281 $66,608,227		$ —	$66,616,508

Liability Description

Futures Contracts	$(18,890) $	—	$ —	$ (18,890)

Total	$(18,890) $	—	$ —	$ (18,890)

The Funds held no investments or other financial
instruments as of March 31, 2009 whose fair value was
determined using Level 3 inputs.

12 Name Change

Effective December 1, 2009, the names of Eaton Vance California Limited Maturity Municipal Income Fund, Eaton Vance Massachusetts Limited Maturity Municipal Income Fund, Eaton Vance New Jersey Limited Maturity Municipal Income Fund, Eaton Vance New York Limited Maturity Municipal Income Fund and Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund were changed from Eaton Vance California Limited Maturity Municipals Fund, Eaton Vance Massachusetts Limited Maturity Municipals Fund, Eaton Vance New Jersey Limited Maturity Municipals Fund, Eaton Vance New York Limited Maturity Municipals Fund and Eaton Vance Pennsylvania Limited Maturity Municipals Fund, respectively.

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Investment Trust and the Shareholders of Eaton Vance California Limited Maturity Municipal Income Fund, Eaton Vance Massachusetts Limited Maturity Municipal Income Fund, Eaton Vance New Jersey Limited Maturity Municipal Income Fund, Eaton Vance New York Limited Maturity Municipal Income Fund and Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund:

We have audited the accompanying statements of assets and liabilities of Eaton Vance California Limited Maturity Municipal Income Fund (formerly Eaton Vance California Limited Maturity Municipals Fund), Eaton Vance Massachusetts Limited Maturity Municipal Income Fund (formerly Eaton Vance Massachusetts Limited Maturity Municipals Fund), Eaton Vance New Jersey Limited Maturity Municipal Income Fund (formerly Eaton Vance New Jersey Limited Maturity Municipals Fund), Eaton Vance New York Limited Maturity Municipal Income Fund (formerly Eaton Vance New York Limited Maturity Municipals Fund), and Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund (formerly Eaton Vance Pennsylvania Limited Maturity Municipals Fund) (collectively, the “Funds”) (certain of the funds constituting Eaton Vance Investment Trust), including the portfolios of investments, as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance California Limited Maturity Municipal Income Fund, Eaton Vance Massachusetts Limited Maturity Municipal Income Fund, Eaton Vance New Jersey Limited Maturity Municipal Income Fund, Eaton Vance New York Limited Maturity Municipal Income Fund, and Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund as of March 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 14, 2010

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010
FEDERAL TAX IN FORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of a Fund’s fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends. The Funds designate the following percentages of dividends from net investment income as exempt-interest dividends.

California Limited Maturity Municipal Income Fund	97.45%
Massachusetts Limited Maturity Municipal Income Fund	100.00%
New Jersey Limited Maturity Municipal Income Fund	99.71%
New York Limited Maturity Municipal Income Fund	99.89%
Pennsylvania Limited Maturity Municipal Income Fund	99.71%

Eaton Vance Limited Maturity Municipal Income Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

  An independent report comparing each fund’s total expense ratio and its components to comparable funds;

  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

  Data relating to portfolio turnover rates of each fund;

  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

  Reports detailing the financial results and condition of each adviser;

  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

  Copies of or descriptions of each adviser’s proxy voting policies and procedures;

  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

  The terms of each advisory agreement.

Eaton Vance Limited Maturity Municipal Income Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of the following funds:

  Eaton Vance California Limited Maturity Municipals Fund

  Eaton Vance Massachusetts Limited Maturity Municipals Fund

  Eaton Vance New Jersey Limited Maturity Municipals Fund

  Eaton Vance New York Limited Maturity Municipals Fund

  Eaton Vance Pennsylvania Limited Maturity Municipals Fund

(the “Funds”), each with Boston Management and Research (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds, and recent changes in the identity of such personnel. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. Specifically, the Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

Eaton Vance Limited Maturity Municipal Income Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreement.

Fund Performance

The Board compared each Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for each Fund. The Board considered the impact of extraordinary market conditions during 2008 on each Fund’s performance relative to its peer universe in light of, among other things, the Adviser’s strategy of generating current income through investments in higher quality (including insured) municipal bonds with longer maturities. On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by each Fund (referred to as “management fees”). As part of its review, the Board considered each Fund’s management fees and total expense ratio for the one year period ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Fund that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationship with the Funds.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability of each Fund, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and each Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of each Fund, the structure of each advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Limited Maturity Municipal Income Funds

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds’ principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Date of Birth	Trust	Service	Other Relevant Experience	Trustee(1)	During Last Five Years

Interested Trustee

Thomas E. Faust Jr.	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director	181	Director of EVC. Formerly, Trustee of
5/31/58			and President of EV, Chief Executive Officer and President of		Eaton Vance Credit Opportunities Fund
			EVM and BMR, and Director of EVD. Trustee and/or officer of		(2007-2010), Eaton Vance Insured Florida
			181 registered investment companies and 3 private companies		Plus Municipal Bond Fund (2007-2008) and
			managed by EVM or BMR. Mr. Faust is an interested person		Eaton Vance National Municipal Income Trust
			because of his positions with EVM, BMR, EVD, EVC and EV,		(2007-2009).
which are affiliates of the Trust.

Noninterested Trustees

Benjamin C. Esty	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration	181	Formerly, Trustee of Eaton Vance Credit
1/2/63			and Finance Unit Head, Harvard University Graduate School of		Opportunities Fund (2005-2010), Eaton Vance
			Business Administration.		Insured Florida Plus Municipal Bond Fund
(2005-2008) and Eaton Vance National
Municipal Income Trust (2006-2009).

Allen R. Freedman	Trustee	Since 2007	Private investor and consultant. Former Chairman (2002-2004)	181	Director of Assurant, Inc. (insurance provider)
4/3/40			and a Director (1983-2004) of Systems & Computer		and Stonemor Partners, L.P. (owner and
			Technology Corp. (provider of software to higher education).		operator of cemeteries). Formerly, Trustee of
			Formerly, a Director of Loring Ward International (fund		Eaton Vance Credit Opportunities Fund
			distributor) (2005-2007). Formerly, Chairman and a Director of		(2007-2010), Eaton Vance Insured Florida
			Indus International, Inc. (provider of enterprise management		Plus Municipal Bond Fund (2007-2008) and
			software to the power generating industry) (2005-2007).		Eaton Vance National Municipal Income Trust
(2007-2009).

William H. Park	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty	181	Formerly, Trustee of Eaton Vance Credit
9/19/47			finance company) (since 2006). Formerly, President and Chief		Opportunities Fund (2005-2010), Eaton Vance
			Executive Officer, Prizm Capital Management, LLC (investment		Insured Florida Plus Municipal Bond Fund
			management firm) (2002-2005). Formerly, Executive Vice		(2003-2008) and Eaton Vance National
			President and Chief Financial Officer, United Asset Management		Municipal Income Trust (2003-2009).
Corporation (an institutional investment management firm)
(1982-2001). Formerly, Senior Manager, Price Waterhouse
(now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Ronald A. Pearlman	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly,	181	Formerly, Trustee of Eaton Vance Credit
7/10/40			Deputy Assistant Secretary (Tax Policy) and Assistant Secretary		Opportunities Fund (2005-2010), Eaton Vance
			(Tax Policy), U.S. Department of the Treasury (1983-1985).		Insured Florida Plus Municipal Bond Fund
			Formerly, Chief of Staff, Joint Committee on Taxation, U.S.		(2003-2008) and Eaton Vance National
			Congress (1988-1990).		Municipal Income Trust (2003-2009).

Eaton Vance Limited Maturity Municipal Income Funds

MANAGEMENT AND ORGANIZATION CON T’D

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Date of Birth	Trust	Service	Other Relevant Experience	Trustee(1)	During Last Five Years

Noninterested Trustees (continued)

Helen Frame Peters	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston	181	Director of BJ’s Wholesale Club, Inc.
3/22/48			College. Formerly, Dean, Carroll School of Management, Boston		(wholesale club retailer). Formerly, Trustee of
			College (2000-2002). Formerly, Chief Investment Officer, Fixed		SPDR Index Shares Funds and SPDR Series
			Income, Scudder Kemper Investments (investment management		Trust (exchange traded funds) (2000-2009).
			firm) (1998-1999). Formerly, Chief Investment Officer, Equity		Formerly, Director of Federal Home Loan Bank
			and Fixed Income, Colonial Management Associates (investment		of Boston (a bank for banks) (2007-2009).
			management firm) (1991-1998).		Formerly, Trustee of Eaton Vance Credit
Opportunities Fund (2008-2010).

Heidi L. Steiger	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth	181	Director of Nuclear Electric Insurance Ltd.
7/8/53			management firm) (since 2008); Senior Adviser (since 2008),		(nuclear insurance provider), Aviva USA
			President (2005-2008), Lowenhaupt Global Advisors, LLC		(insurance provider) and CIFG (family of
			(global wealth management firm). Formerly, President and		financial guaranty companies) and Advisory
			Contributing Editor, Worth Magazine (2004-2005). Formerly,		Director, Berkshire Capital Securities LLC
			Executive Vice President and Global Head of Private Asset		(private investment banking firm). Formerly,
			Management (and various other positions), Neuberger Berman		Trustee of Eaton Vance Credit Opportunities
			(investment firm) (1986-2004).		Fund (2007-2010), Eaton Vance Insured
Florida Plus Municipal Bond Fund (2007-
2008) and Eaton Vance National Municipal
Income Trust (2007-2009).

Lynn A. Stout	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since	181	Formerly, Trustee of Eaton Vance Credit
9/14/57			2006) and Professor of Law (2001-2006), University of		Opportunities Fund (2005-2010), Eaton Vance
			California at Los Angeles School of Law. Nationally-recognized		Insured Florida Plus Municipal Bond Fund
			expert on corporate law, corporate governance, and securities		(2002-2008) and Eaton Vance National
			regulation and author of numerous academic and professional		Municipal Income Trust (1998-2009).
papers on these topics.

Ralph F. Verni	Chairman of	Chairman of the Board	Consultant and private investor. Formerly, Chief Investment	181	Formerly, Trustee of Eaton Vance Credit
1/26/43	the Board	since 2007 and Trustee	Officer (1982-1992), Chief Financial Officer (1988-1990) and		Opportunities Fund (2005-2010), Eaton Vance
	and Trustee	since 2005	Director (1982-1992), New England Life. Formerly, Chairperson,		Insured Florida Plus Municipal Bond Fund
			New England Mutual Funds (1982-1992). Formerly, President		(2005-2008) and Eaton Vance National
			and Chief Executive Officer, State Street Management &		Municipal Income Trust (2006-2009).
Research (1992-2000). Formerly, Chairperson, State Street
Research Mutual Funds (1992-2000). Formerly, Director, W.P.
Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp.
(2002-2006).

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Cynthia J. Clemson	President	Since 2005	Vice President of EVM and BMR. Officer of 94 registered investment companies
3/2/63			managed by EVM or BMR.

William H. Ahern, Jr.	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 78 registered investment companies
7/28/59			managed by EVM or BMR.

Craig R. Brandon	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 49 registered investment companies
12/21/66			managed by EVM or BMR.

Thomas M. Metzold	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 56 registered investment companies
8/3/58			managed by EVM or BMR.

Eaton Vance Limited Maturity Municipal Income Funds

MANAGEMENT AND ORGANIZATION CON T’D

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Adam A. Weigold	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies
3/22/75			managed by EVM or BMR.

Barbara E. Campbell	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 181 registered investment companies
6/19/57			managed by EVM or BMR.

Maureen A. Gemma	Secretary and Chief Legal	Secretary since 2007 and	Vice President of EVM and BMR. Officer of 181 registered investment companies
5/24/60	Officer	Chief Legal Officer since	managed by EVM or BMR.
2008

Paul M. O’Neil	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 181 registered investment companies
7/11/53			managed by EVM or BMR.

(1) Includes both master and feeder funds in a master-feeder structure.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

Investment Adviser
Boston Management and Research

Two International Place
Boston, MA 02110

Fund Administrator
Eaton Vance Management

Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.

Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Investment Trust
Two International Place
Boston, MA 02110

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

     This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully a Fund’s investment objective(s), risks, and charges and expenses. The Funds’ current prospectus contains this and other information about the Funds and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

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